                                                 Filed pursuant to Rule 497
                                                 of the Securities
                                                 Act of 1933

                                                 Registration No. 333-82631


                      AMERICAN DIVERSIFIED FUNDS, INC.
                   AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                             410 Park Avenue
                         New York, New York 10022

                                                                 August 19, 1999

Dear Stockholder:

A special meeting of stockholders of American Diversified Global Value Fund ("ADGVF") will be held at the principal executive offices of Orbitex Management, Inc. ("Orbitex Management") on September 10, 1999, at 12:00 p.m. local time (including any adjustment or postponement thereof, the "Special Meeting"). ADGVF is the only active series of American Diversified Funds, Inc. ("ADFI"), a Maryland corporation. Formal notice of the Special Meeting appears on the next page and is followed by the Prospectus/Proxy Statement.

In the attached Prospectus/Proxy Statement, stockholders of ADGVF are being requested to consider and approve the proposed business combination (the "Reorganization") of ADGVF with the Orbitex Growth Fund, a separate series of Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware, pursuant to an Agreement and Plan of Reorganization, dated as of July 8, 1999, by and between ADFI and the Orbitex Group of Funds, whereby ADGVF would, in exchange for shares of the Orbitex Growth Fund, sell, transfer and assign to the Orbitex Growth Fund, and the Orbitex Growth Fund would purchase from ADGVF, certain of the assets and certain of the liabilities of ADGVF. The investment objectives and policies of ADGVF and the Orbitex Growth Fund are similar but not identical. ADGVF employs a value-oriented strategy for selecting investments with a secondary focus on growth stocks; and the Orbitex Growth Fund employs a growth-oriented strategy for selecting investments with a secondary focus on value stocks. In other words, the Orbitex Management employs measures of intrinsic value, such as the company's price-to-earnings ratio, historical trends and cash flows to select investments for Orbitex Growth Fund. Unlike ADGVF, however, in addition to limiting its investment to securities that meet traditional value investing criteria, Orbitex Growth Fund places a greater emphasis on seeking companies that the Orbitex Management believes will experience earnings and cash flow growth. Also, even though the Orbitex Growth Fund is permitted to invest in the securities of foreign issuers, it typically does not do so to the same extent that the ADGVF Fund has historically been permitted to do. In addition, Orbitex Growth Fund does not seek current income, and consequently does not invest any significant portion of its assets in debt securities. The dollar value of each ADGVF stockholder's account with the Orbitex Growth Fund immediately after the Reorganization will be the same as the dollar value of such stockholder's account with ADGVF immediately before the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization.

Orbitex Management, a New York corporation, has served as the investment adviser to ADGVF since May 7, 1999, pursuant to an investment advisory agreement (the "Orbitex Agreement"), dated May 5, 1999, between Orbitex Management and ADGVF and approved by the Board of Directors of ADFI (the "Board"). The Board made this appointment after it terminated the engagement of American Diversified Asset Management, Inc. ("ADAM") and Ladas & Hulings, Inc. as ADGVF's investment adviser and sub-adviser, respectively, following notice from ADAM of its insolvency and the insolvency of its parent company. The Reorganization is designed to permit the stockholders of ADGVF to merge into the Orbitex Growth Fund and become part of the Orbitex Group of Funds, for which Orbitex Management also serves as investment adviser. As part of the Orbitex Group of Funds, ADGVF through its merger into the Orbitex Growth Fund would have the benefits of certain economies with respect to administrative expenses and of being marketed together with the other funds in the Orbitex Group of Funds.

Orbitex Management has agreed that if ADGVF's stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as investment adviser to ADGVF for a reasonable period of time without fees until a replacement adviser is selected or until ADGVF is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser would be minimal.

After careful consideration, the Board has unanimously approved the Reorganization and recommends that you read the enclosed materials carefully and then vote "FOR" the Reorganization. It is important that you sign and return your proxy card because approval of the Reorganization requires a minimum number of affirmative votes.

While the Board recommends that you vote "FOR" the Reorganization and become a shareholder of the Orbitex Growth Fund, you also have the option of redeeming your shares in ADGVF at any time before the Reorganization becomes effective.

You are cordially invited to attend the Special Meeting. If you do not expect to attend the Special Meeting, the Board requests that you vote by taking a moment to sign and return your proxy cards in the enclosed postage paid return envelope. You may also vote by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy card provided. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                                 Sincerely,

                                                 James B. Rea, Jr., President

                      AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                            c/o ORBITEX Management, Inc.
                                 410 Park Avenue
                             New York, New York 10022
                                 (888) ORBITEX

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       To be held on September 10, 1999
          -----------------------------------------------------------

         To the stockholders of American Diversified Global Value Fund:

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (including any adjournment or postponement thereof, the "Special Meeting") of American Diversified Global Value Fund ("ADGVF"), a series of American Diversified Funds, Inc. ("ADFI"), a Maryland corporation, will be held at the principal executive offices of Orbitex Management at 410 Park Avenue, New York, New York 10022 on September 10, 1999, at 12:00 p.m., local time, for the following purposes:

I. To consider and approve the proposed business combination (the "Reorganization") of ADGVF with the Orbitex Growth Fund ("OGF"), a separate series of the Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware, pursuant to an Agreement and Plan of Reorganization, dated as of July 8, 1999, by and between ADFI and the Orbitex Group of Funds, whereby ADGVF would sell, transfer and assign to the Orbitex Group of Funds certain of the assets ADGVF, in exchange for which the Orbitex Group of Funds would assume certain of the liabilities of ADGVF and deliver to ADGVF no par, Class A Shares of OGF having an aggregate value equal to the aggregate value of the shares of common stock, par value $1.00 per share, of ADGVF outstanding (the "ADGVF Common Stock") as of the Closing Date.

II. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         ADGVF's stockholders of record as of the close of business on July 8, 1999, (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On the Record Date, 476,162.328 shares of ADGVF Common Stock were issued and outstanding and entitled to vote.

         A copy of the Reorganization Agreement is attached as APPENDIX A to the attached Prospectus/Proxy Statement and forms a part of such Prospectus/Proxy Statement.

         THE BOARD HAS UNANIMOUSLY APPROVED THE REORGANIZATION AS BEING IN THE BEST INTEREST OF ADGVF'S STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REORGANIZATION.

         STOCKHOLDERS ARE ENCOURAGED TO VOTE PROMPTLY BY EXECUTING AND RETURNING IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY. STOCKHOLDERS MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD PROVIDED. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO ADGVF AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                       BY THE ORDER OF THE BOARD OF DIRECTORS

                                       Secretary
                                       M. Fyzul Khan
August 19, 1999

                           ---------------------

                         PROSPECTUS/PROXY STATEMENT

                           ---------------------

                           ORBITEX GROUP OF FUNDS
                              410 PARK AVENUE
                         NEW YORK, NEW YORK 10022
                               (888)-ORBITEX

                   AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                              410 PARK AVENUE
                          NEW YORK, NEW YORK 10022
                              (800)-348-5032

                          ---------------------

         This Prospectus/Proxy Statement, dated August 19, 1999, is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of American Diversified Funds, Inc. ("ADFI") for use at a special meeting of the stockholders of American Diversified Global Value Fund ("ADGVF") to be held in connection with the proposed business combination (the "Reorganization") of ADGVF with the Orbitex Growth Fund ("OGF" or "Orbitex Growth Fund"), a separate series of the Orbitex Group of Funds, a business trust organized under the laws of the State of Delaware (the "Orbitex Group of Funds"), at the principal executive offices of Orbitex Management, Inc. ("Orbitex Management") on September 10, 1999, at 12:00 p.m., local time (including any adjournment or postponement thereof, the "Special Meeting"). It is expected that the Notice of Special Meeting of Stockholders, this Prospectus/Proxy Statement and the accompanying materials will first be mailed to stockholders on or about August 20, 1999.

         In connection with the Reorganization, you should note that:

         - The holders of outstanding shares of ADGVF's common stock, including fractional shares ("ADGVF Common Stock"), will receive a proportionate number of Class A Shares (or fractions thereof) of OGF, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date;

         - ADGVF employs a value-oriented strategy for selecting investments with a secondary focus on growth stocks; and Orbitex Growth Fund employs a growth-oriented strategy for selecting investments with a secondary focus on value stocks. In other words, Orbitex Management employs measures of intrinsic value, such as the company's price-to-earnings ratio, historical trends and cash flows to select investments for OGF. Unlike ADGVF, however, in addition to limiting its investment to securities that meet traditional value investing criteria, OGF places a greater emphasis on seeking companies that Orbitex Management believes will experience earnings and cash flow growth. Also, even though Orbitex Growth Fund is permitted to invest in the securities of foreign issuers, it typically does not do so to the same extent that ADGVF Fund has historically done. In addition, OGF does not seek current income, and consequently does not invest any significant portion of its assets in debt securities; and

         -    Orbitex Management is the investment adviser to OGF.

         A representative of Tait, Weller & Baker, independent accountants to ADGVF, will be available for the Special Meeting.

         THE BOARD OF DIRECTORS OF AMERICAN DIVERSIFIED FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION DESCRIBED IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

         This Prospectus/Proxy Statement provides you with detailed information about the proposed Reorganization that a prospective investor ought to know before voting. We encourage you to read this entire document carefully and retain it for future reference.

         The following documents are incorporated herein in their entirety by reference.

         1. The Current Prospectus of ADGVF, dated July 31, 1998, as supplemented May 7, 1999, which may be obtained without charge by writing to ADGVF, c/o PFPC, Inc. ("PFPC"), 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809, or by calling 1-800-348-5032.

         2. The Annual Report of ADGVF for the fiscal year ended March 31, 1999, which may be obtained without charge by writing or calling PFPC at the address or telephone number listed above in (1).

         3. The Current Prospectus of the Orbitex Group of Funds, filed with the SEC on July 12, 1999 (File No. 333-20635), which accompanies this Prospectus/Proxy Statement.

         4. The Statement of Additional Information relating to this Prospectus/Proxy Statement, which may be obtained without charge by writing to the Orbitex Group of Funds, 410 Park Avenue, New York, New York 10022 or by calling (888) ORBITEX.

         Information about the Orbitex Group of Funds (including the Statement of Additional Information described above) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                      TABLE OF CONTENTS

                                                                                            PAGE
I.       SYNOPSIS.............................................................................1

         A.       Questions and Answers About the Reorganization..............................1

         B.       ADFI and ADGVF..............................................................2

         C.       The Orbitex Growth Fund.....................................................2

         D.       The Orbitex Group of Funds..................................................3

         E.       Orbitex Management..........................................................4

         F.       The Reorganization..........................................................5

         G.       The Special Meeting of Stockholders.........................................5

II.      RISK FACTORS.........................................................................6

III.     THE PROPOSAL: TO CONSIDER AND APPROVE THE PROPOSED REORGANIZATION....................6

         A.       Introduction................................................................6

         B.       Reasons For The Reorganization..............................................6

         C.       Procedures for the Reorganization...........................................7

         D.       Orbitex Management..........................................................8

         E.       Description of the Orbitex Growth Fund Agreement............................9

         F.       Pro Forma Capitalization...................................................11

         G.       Comparative Investment Policies and Styles.................................12

         H.       The Orbitex Group of Funds.................................................12

         I.       Certain Comparative Information about Maryland funds and Delaware Funds....13

         J.       Federal Income Tax Consequences............................................15

         K.       Accounting Consequences....................................................15

         L.       Expenses...................................................................15

         M.       Required Vote..............................................................15

         N.       Recommendation of the ADGVF Board of Directors.............................15

IV.      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.....................................16

V.       OTHER MATTERS.......................................................................16

VI.      ADDITIONAL INFORMATION..............................................................16

I.       SYNOPSIS

         The following summary is qualified in its entirety by the more detailed information contained in other parts of this Prospectus/Proxy Statement. We urge you to review this entire Prospectus/Proxy Statement.

A.       QUESTIONS AND ANSWERS ABOUT THE REORGANIZATION

Q:       WHAT IS THE PURPOSE OF THE REORGANIZATION?

A: The purpose of the Reorganization is to transfer certain of the assets and certain of the liabilities of ADGVF to OGF, which has as its investment adviser, Orbitex Management. Orbitex Management was selected by the Board of Directors of ADFI and is now serving as investment adviser to ADGVF pending completion of the Reorganization.

Q:       WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

A:       We believe the Reorganization should offer the following benefits:

         - After the Reorganization, ADGVF stockholders will hold Class A Shares of beneficial interest in OGF. As holders of these Class A Shares, they will have the benefit of exchange privileges with Class A Shares of beneficial interest in the Orbitex Group of Funds.

         - OGF, as part of the Orbitex Group of Funds, will have the benefit of marketing and administrative resources significantly greater than those available to ADGVF in the past.

         - While the expense ratio of managing OGF in respect of the Class A Shares is likely to be higher than ADGVF's expense cap (ADGVF imposed an expense cap on August 1, 1988 of 1.88%), the overall expenses of managing OGF will be spread over the two existing classes of OGF shares.

Q:       WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT COMPLETED?

A: If the Reorganization is not approved by the requisite vote of ADGVF's stockholders, Orbitex Management is not expected to continue to provide investment advisory services to ADGVF beyond a reasonable transitional period required for ADGVF to retain another investment adviser or liquidate. The Board believes that, in that situation, the prospects of finding another investment adviser would be minimal.

Q:       WHAT ARE THE DETRIMENTS OF THE PROPOSED REORGANIZATION?

A:       We expect the Reorganization to have the following detriments:

         - Since August 1, 1998, the expense ratio of OGF in respect of the Class A shares has been voluntarily capped by Orbitex Management at 2.00% of average net assets. The prior adviser of ADGVF had voluntarily imposed a lower annual expense cap of 1.88% of ADGVF's average net assets on ADGVF's total expenses. In addition, the expense ratio of OGF in respect of the Class A shares before giving effect to the voluntary expense cap, was 18.03% for the year ended April 30, 1999. Orbitex Management has contractually agreed to maintain this expense cap through April 30, 2000; however, it may discontinue the cap at any time thereafter.

         - Since OGF places a greater emphasis on growth stocks than does ADGVF, OGF may be regarded as having greater risk.

Q:       WHAT WILL HAPPEN TO THE ADGVF SHARES IN MY ACCOUNT?

A: For the ADGVF shares in your account (including fractional shares), you will receive a proportionate number of Class A Shares (or fractions thereof) of OGF, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. The value of your account will be the same immediately after the Reorganization as it was immediately before the Reorganization.

Q:       WHAT DO I NEED TO DO NOW?

A: Just vote your shares as soon as possible by mail by signing and returning the Proxy Card in the enclosed envelope, or by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy Card, so that your shares can be voted at the Special Meeting.

Q:       WHEN DO WE EXPECT THE REORGANIZATION TO BE COMPLETED?

A: We hope to complete the Reorganization as quickly as possible after the stockholder vote.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have more questions about the Reorganization, you should contact:

                  M. Fyzul Khan
                  410 Park Avenue
                  New York, New York 10022
                  Telephone No.:  (212) 891-7900
                  Fax No.:  (212) 616-7954

Q:       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways. First, you can send a written notice stating that you revoke your proxy. Second, you can complete and submit a new Proxy Card, dated a later date than the first Proxy Card. Third, you can attend the Special Meeting and vote in person. Your attendance at the meeting without voting will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:       WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

A: We have structured the Reorganization so that neither ADGVF nor its stockholders will recognize any gain or loss for federal income tax purposes in the Reorganization. The closing of the Reorganization is conditioned, among other things, on the delivery of the legal opinion of counsel to the Orbitex Group of Funds as to the tax consequences as to ADGVF and ADGVF's stockholders.

B.       ADFI AND ADGVF

         ADFI is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. ADGVF is a separate series, and the only active series, of ADFI. ADGVF's investment objective is to achieve medium-term capital growth, income and safety through investments in common stock, preferred stocks (or common stock equivalents, such as convertible securities), money market instruments and corporate, U.S. Government and agency debt securities. Under normal market conditions, ADGVF invests 75% of its assets in equity securities. At July 1, 1999, ADGVF's net asset value was $7.3 million.

C.       THE ORBITEX GROWTH FUND

         OGF is a separate series of the Orbitex Group of Funds. The number of Class A Shares of beneficial interest of OGF issued in the Reorganization will correspond to a proportionate number of shares of ADGVF Common Stock issued and outstanding under Maryland law immediately prior to the Reorganization, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. Although Class A Shares of OGF are normally subject to a front-end sales load, the shares issued in the Reorganization will not be subject to any sales load. Class A Shares are also subject to an annual sales or distribution ("Rule 12b-1") charge equal to 0.40% of the Orbitex Growth Fund's average daily net assets, whereas the ADGVF shares are subject to an annual distribution fee under Rule 12b-1 equal to 0.35% of ADGVF's average daily net assets. OGF also offers Class B Shares that are subject to a deferred sales charges and higher Rule 12b-1 fees than Class A Shares.

         The investment objective of OGF is long-term growth of capital through selective investment in securities of companies of all sizes that offer potential for growth. The Fund's investment adviser applies a "bottom-up" blending of value and growth criteria to select the Fund's investments, seeking to identify companies that are undervalued by the stock market and less expensive than comparable companies. To do so, Orbitex Management employs measures of intrinsic value, such as the company's price-to-earnings ratio, historical stock prices and cash flows. Orbitex Management also employs criteria to identify companies it believes will experience earnings growth. Finally, Orbitex Management attempts to identify investment and economic themes that can drive profits.

         Like ADGVF, OGF invests primarily in common stocks. Although OGF is permitted to invest in the securities of foreign issuers, unlike ADGVF, it invests primarily in the securities of domestic issuers. OGF invests in companies regardless of their stock market value (or "market capitalization").

D.       THE ORBITEX GROUP OF FUNDS

         The Orbitex Group of Funds, like ADFI, is an open-end management investment company. The Orbitex Group of Funds was established pursuant to an Agreement and Declaration of Trust, as amended, dated December 31, 1996 (the "Trust Agreement"). Currently, the Orbitex Group of Funds consists of five funds that invest primarily in equity securities ("Equity Funds"): Orbitex Growth Fund, Orbitex Info-Tech & Communications Fund, Orbitex Strategic Natural Resources Fund, Orbitex Focus 30 Fund and the Orbitex Health & Biotechnology Fund. The Orbitex Group of Funds also includes a money market fund, the Orbitex Cash Reserves Fund. Each Equity Fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions.

         Each Equity Fund offers two classes of shares: Class A Shares, which have an initial sales charge, and Class B Shares, which have a deferred sales charge. Class A Shares have a front end load, and purchasers thereof pay a charge of up to 5.75% of the purchase price. Purchases of Class A Shares of $1 million or more are not subject to any front load sales charge, but may be subject to a 1.0% contingent sales charge if redeemed within one year. Class A Shares of an Equity Fund are subject to a service and distribution fee pursuant to Rule 12b-1 at the rate of 0.40% of the average daily net assets of the Fund. Although there is no front end load sales charge for purchasers of Class B Shares, there is a contingent deferred sales charge on shares redeemed within six years of purchase ranging from 5% in the first year to 1% in the sixth year. After the sixth year, Class B Shares convert to Class A Shares. Class B Shares of an Equity Fund are subject to service and distribution fees pursuant to Rule 12b-1 at the rate of 1.0% of the average daily net assets of the Fund. The Orbitex Focus 30 Fund also has Class D Shares outstanding that were issued in connection with the acquisition of the assets and liabilities of the ASM Index 30 Fund. The Orbitex Cash Reserves Fund is also a separate investment portfolio of the Orbitex Group of Funds. Its investment objective is to provide current income while maintaining liquidity and a stable share price of $1.00. The Orbitex Cash Reserves Fund offers two classes of shares: Institutional Service Shares which provide shareholder services at an additional 0.25% fee and Institutional Shares which offer no shareholder services.

         Each Equity Fund is managed by Orbitex Management, which directs the day-to-day operations of each Equity Fund. The Orbitex Group of Funds principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX.

E.       ORBITEX MANAGEMENT

         Orbitex Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Orbitex Management is currently organized as a New York corporation. Orbitex Management is a majority owned subsidiary of Capital Management Ltd., a Bahamian corporation and an investment management firm. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd. Orbitex Management is the parent corporation of ORBITEX Strategies, Inc., a Delaware corporation whose primary business is commodities, futures, foreign exchange and separate account management. Orbitex Management's principal executive offices are at 410 Park Avenue, New York, New York 10022. Orbitex Management is affiliated with Orbitex Management Ltd., a Bahamian corporation and investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.

F.       THE REORGANIZATION

         In the Reorganization:

         - Each outstanding share of ADGVF's common stock (including fractional shares) will be converted into a proportionate number of Class A Shares (or fractions thereof) of OGF, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date.

         - OGF GENERALLY HAS SIMILAR BUT NOT IDENTICAL INVESTMENT OBJECTIVES AND POLICIES AS ADGVF. ADGVF employs a value-oriented strategy for selecting investments with a secondary focus on growth stocks; and Orbitex Growth Fund employs a growth-oriented strategy for selecting investments with a secondary focus on value stocks. In other words, Orbitex Management employs measures of intrinsic value, such as the company's price-to-earnings ratio, historical trends and cash flows to select investments for OGF. Unlike ADGVF, however, in addition to limiting its investment to securities that meet traditional value investing criteria, OGF places greater emphasis on seeking companies that Orbitex Management believes will experience earnings and cash flow growth. Also, even though the OGF is permitted to invest in the securities of foreign issuers, it typically does not do so to the same extent that ADGVF has historically been permitted to do. In addition, OGF does not seek current income, and consequently does not invest any significant portion of its assets in debt securities. Since OGF places a greater emphasis on growth stocks, it may be regarded as involving a higher level of risk than ADGVF.

         - Orbitex Management, the current investment adviser to ADGVF, is also the investment adviser to OGF. Orbitex Management is entitled to an investment management fee at an annual rate equal to 0.75% of the net asset value of OGF whereas it is entitled to receive an advisory fee equal to 1% of the net asset value of ADGVF.

         -    OGF WILL ACQUIRE ALL OF ADGVF'S ASSETS AND CERTAIN OF ITS
              LIABILITIES.

         - Following the Reorganization, ADGVF may be continued under Maryland law. None of the members of the Board is a member of the Board of Trustees of the Orbitex Group of Funds.

G.       THE SPECIAL MEETING OF STOCKHOLDERS

         Time, Place:        The Special Meeting is scheduled to be held at
                             12:00 p.m., on September 10, 1999 at the principal executive offices of Orbitex Management, 410 Park
                             Avenue, New York, New York 10022.

         Record Date:        The Board has fixed the close of business on
                             July 8, 1999 as the record date (the "Record Date") for the determination of ADGVF's stockholders entitled to notice of and to vote at the Special
                             Meeting. On the Record Date, 476,162.328 shares of
                             ADGVF's common stock were issued and outstanding and entitled to vote. Each share is entitled to one vote and each fractional share is entitled to a fractional vote. All voting rights are non-cumulative.

         Required Vote:      The affirmative vote of the holders of a majority
                             of ADGVF's outstanding shares of common stock is required to approve the Reorganization. Broker non-votes and abstentions will have the same effect as votes against the Reorganization.

         Quorum: The presence, in person or by proxy, at the Special Meeting of a majority of ADGVF's shares of common stock outstanding on the record date is required for a quorum. Shares represented by abstentions or broker non-votes are counted for quorum purposes.

         Voting of Proxies:  If the Proxy Card furnished with this
                             Prospectus/Proxy Statement is properly signed and returned, or if you vote your proxy by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy Card, it will be voted in accordance with the instructions on that Proxy Card. If no instructions are specified on a Proxy Card that is properly signed and returned, the shares represented by the Proxy Card will be voted "FOR" the Reorganization.

         Recommendation of   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
         the Board:          "FOR" THE REORGANIZATION.


II.      RISK FACTORS

         An investment in OGF involves a number of risks. Stock markets are volatile and there is a risk that the price of a security in which OGF has invested will rise or fall due to changing economic, political and market conditions, as well as company-specific factors. In addition, the price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. The foreign securities in which OGF may invest may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulations. There is also a possibility that rising prices of goods and services may have the effect of offsetting the Fund's total return.

         Because OGF invests primarily in the securities of domestic companies, its returns are more affected by developments in the economy of the United States than ADGVF, which historically spread its investments throughout the global economy. On the other hand, because OGF does not invest significantly in foreign companies, it is less subject than ADGVF to risks of foreign investments such as the impact on its investments from unstable international political and economic conditions, currency fluctuation, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate information regarding the companies in which it invests, less liquid and more volatile markets, and the lack of government regulation in certain foreign markets.

         There is also a possibility that, April 30, 2000, Orbitex Management will no longer cap the expenses of OGF, with the result that the expense ratio of OGF will increase significantly.

III.     THE PROPOSAL: TO CONSIDER AND APPROVE THE PROPOSED REORGANIZATION

A.       INTRODUCTION

         On May 4, 1999, the Board unanimously approved, and recommended that the ADGVF stockholders approve, an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between ADFI and the Orbitex Group of Funds substantially in the form attached hereto as APPENDIX A. The Reorganization Agreement provides, among other things, for the sale, transfer and assignment to OGF, a separate series of the Orbitex Group of Funds, and the purchase from ADFI of certain of the assets and certain of the liabilities of ADFI. Each ADGVF stockholder will receive for his or her shares of ADGVF common stock a proportionate number of no par value, Class A Shares of beneficial interest of OGF (each an "OGF Share" and together the "OGF Shares"), based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. (See "Federal Income Tax Consequences" below). The mailing address and principal executive offices of the Orbitex Group of Funds are located at 410 Park Avenue, New York, New York 10022.

B.       REASONS FOR THE REORGANIZATION

         Orbitex Management serves as the investment adviser to ADGVF. The principal business address of Orbitex Management is 410 Park Avenue, New York, New York 10022. Orbitex Management is also adviser to the Orbitex Group of Funds. The purpose of the Reorganization is to merge ADGVF into OGF. As of May 5, 1999, Orbitex Management replaced ADGVF's previous investment adviser. On May 4, 1999, following the notice of American Diversified Asset

Management, Inc., ADGVF's former investment adviser ("ADAM"), to the Board that ADAM and its parent company were insolvent, the Board, including all of the independent directors, unanimously voted to terminate the investment advisory agreement, by and between ADFI, on behalf of ADGVF, and ADAM (the "ADAM Agreement"), effective immediately. The Board also terminated the sub-advisory agreement with Ladas & Hulings, Inc. ("Ladas") at that meeting. In seeking a replacement for ADAM and Ladas, the Board interviewed several potential replacement advisers, including Orbitex Management. Orbitex Management agreed to serve as investment adviser to ADGVF and to assume
ADAM's obligation to ADGVF under the voluntary expense reimbursement limitation if, among other things, the Board would agree to recommend the Reorganization to the ADGVF stockholders for consideration and approval. In evaluating Orbitex Management and the Reorganization, the Board reviewed materials furnished, and considered representations made, by Orbitex Management regarding its philosophy of management, performance expectations and methods of operation insofar as they related to ADGVF, and its prior performance as investment adviser to the Orbitex Group of Funds. In selecting Orbitex Management and recommending the Reorganization for approval by the ADGVF stockholders, the Board, considering the best interests of the ADGVF stockholders, took into account all such factors as they deemed relevant, but gave equal consideration to each of the following factors. Among such factors were the following: nature, quality and extent of the services furnished by Orbitex Management; the advantages and possible disadvantages to ADGVF of merging into OGF; the investment record of OGF and Orbitex Management; possible economies of scale resulting from an enhanced distribution network and the elimination of duplicative fixed overhead expenses; comparative data as to advisory fees; the voluntary expense limitation assumed by Orbitex Management; the financial resources of Orbitex Management; and the importance of obtaining high quality professional services for the stockholders of ADGVF.

         Orbitex Management currently serves as the adviser pursuant to an investment advisory agreement, dated May 5, 1999, by and between ADGVF and Orbitex Management (the "Orbitex Agreement"). The Board approved the Orbitex Agreement on May 4, 1999. The Orbitex Agreement is permitted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 15a-4 allows an investment adviser to be retained by a fund in the event that the agreement between the fund's former investment adviser and the fund has been terminated. Under this rule, the newly-retained investment adviser to a fund is permitted to serve the fund under an investment advisory agreement that has not yet been approved by shareholders if (i) the agreement has been approved by the fund's governing board as specified in the 1940 Act, (ii) the compensation to be received by the investment adviser does not exceed the compensation paid to the former investment adviser and (iii) the agreement is approved by shareholders within the one hundred twenty (120) day period following the termination of the prior agreement. The terms and conditions of the Orbitex Agreement are substantially the same as those of the ADAM Agreement including, that Orbitex has continued ADAM's voluntary agreement to limit ADGVF's annual expenses to 1.88% of the average daily net assets of ADGVF. Under the Orbitex Agreement, Orbitex Management maintains a continuous investment program for ADGVF by making decisions and placing orders to buy, sell or hold particular securities. Orbitex Management also supervises most, if not all, matters relating to the operation of ADGVF and supplies, or arranges for others to supply, most of ADGVF's corporate officers, clerical staff, office space, equipment and services. Under the Management Agreement, Orbitex Management is entitled to receive a monthly fee at an annual rate of 1% of ADGVF's average daily net assets for services provided to ADGVF. In addition to the fee payable to Orbitex Management, ADGVF is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of directors other than those affiliated with Orbitex Management; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder servicing agent and transfer agent; (vii) fees and expenses for registration or qualification of ADGVF and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholders' meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) such non-recurring expenses as may arise, including litigation affecting ADGVF and the legal obligations with respect to which ADGVF may have to indemnify its officers and directors.

         The Orbitex Agreement terminates pursuant to the provisions of Rule 15a-4 upon the expiration of 120 days of the date of the investment advisory agreement, unless earlier terminated by either ADGVF or Orbitex Management upon sixty (60) days' notice to the other party. Orbitex Management has advised the Board that it currently does not intend to continue as adviser to ADGVF if the ADGVF stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if the ADGVF stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ADGVF for a reasonable period of time until a replacement adviser is selected or until ADGVF is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser would be minimal.

C.       PROCEDURES FOR THE REORGANIZATION

         In order to accomplish the Reorganization, OGF will transfer to each stockholder a proportionate number of OGF Shares that correspond to the dollar value of shares of ADGVF common stock issued and outstanding on the Closing Date under Maryland law, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. The obligations of each of ADGVF and the Orbitex Group of Funds to consummate the Reorganization are conditioned upon several customary conditions having been satisfied including, the approval of the Reorganization by the holders of the requisite number of ADGVF shareholders. On the Closing Date, as defined in the Reorganization Agreement (the "Closing Date"), ADGVF will sell, transfer and assign to OGF, and OGF will purchase from ADGVF, certain of the assets and certain of the liabilities of ADGVF in exchange for shares of OGF. Holders of the shares of ADGVF Common Stock outstanding (including fractional shares) prior to the Reorganization will receive a proportionate number of OGF shares (or fraction thereof) after the Reorganization based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. The dollar value of each ADGVF stockholder's account with OGF immediately after the Reorganization will be the same as the dollar value of such ADGVF stockholder's account with ADGVF immediately prior to the Reorganization.

         It will not be necessary for holders of certificates representing shares of ADGVF Common Stock to exchange their certificates for new certificates representing the OGF Shares following consummation of the Reorganization. New certificates will not be issued by OGF after the Reorganization to the ADGVF stockholders unless specifically requested in writing. ADGVF stockholders who have not been issued certificates and whose shares are held in an open account will automatically have the OGF shares issued to them in the Reorganization held in an open account of OGF.

D.       ORBITEX MANAGEMENT

         Orbitex Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Orbitex Management is currently organized as a New York corporation. Orbitex Management is a majority owned subsidiary of Capital Management Ltd., a Bahamian corporation and an investment management firm. Mr. Thomas Bachmann is the controlling person of Capital Management Ltd. Orbitex Management is the parent corporation of Orbitex Strategies, Inc., a Delaware corporation whose primary business is commodities, futures, foreign exchange and separate account management. Orbitex Management's principal executive offices are at 410 Park Avenue, New York, New York 10022. Orbitex Management is affiliated with Orbitex Management Ltd., a Bahamian corporation and an investment adviser that provides investment services to individuals and institutions including Canadian unit trusts.

         Set forth below is a list of the directors and principal executive officers of Orbitex Management, which indicates each business, profession, vocation or employment of a substantial nature in which each director or principal executive officer has been engaged for the past five (5) years for his or her own account or in the capacity of director, officer, partner or trustee. All directors and officers have as their business address 410 Park Avenue, New York, New York 10022. Each director or principal executive of Orbitex Management that is an officer or trustee of the Orbitex Group of Funds is indicated by an asterisk next to his or her name.


                                                   Position with Orbitex Management and
Name, Age and Business Address               Age   Principal Occupation within the Past Five (5) Years
------------------------------               ---   ---------------------------------------------------
*THOMAS T. BACHMANN                          52    Co-Chairman of the Board of Directors; Chairman of the Board
                                                   of Directors of Orbitex Management, Ltd. (1986-present).

OTTO J. FEBER                                66    Director; President and Vice Chairman, Altamira Management
                                                   Ltd. (Investment Management Company) (1987-1997); President of
                                                   Felcom Capital Corp. (1985-present).

*M. FYZUL KHAN                               28    Legal Counsel and Secretary; Corporate Secretary of Orbitex
                                                   Group of Funds; Attorney at CIBC Oppenheimer (investment
                                                   banking and management) (August 1997-March 1998); law student at Widener University School of Law (September 1994-June 1997).


                                       7

*JAMES L. NELSON                             49    Co-Chairman of the Board of Directors; President, AVIC Group
                                                   International (Telecommunication) (1993-1995); President,
                                                   Eaglescliff Corporation (Consulting) (1987-present).

*KIMBERLY S. RATZ                            38    Treasurer; Chief Financial Officer, America's Mortgage Source
                                                   (Mortgage banking) (1996-1997); Vice President and Retail
                                                   Finance Manager, Chase Manhattan Mortgage (Mortgage banking)
                                                   (1984-96).

*RICHARD E. STIERWALT                        44    Chief Executive Officer, President and Director; Consultant,
                                                   Bisys Management Inc. (Mutual Fund Distributor) (1996-1998);
                                                   President, Bisys Management Inc. (Mutual Fund Distributor)
                                                   (1995-1996); Chairman and Chief Executive Officer, Concord
                                                   Financial Group (Mutual Fund Distributor) (1987-1995).

JOHN W. DAVIDSON                             53    Chief Investment Officer; President and Chief Executive
                                                   Officer, Mutual of America Capital Management (1996-1998).
                                                   President and Chief Executive Officer, Munich Re Capital
                                                   Management (1994-1996). Vice President, Investment Strategist
                                                   and Portfolio Manager, Bankers Trust Company (1987-1994).

E.       DESCRIPTION OF THE ORBITEX GROWTH FUND AGREEMENT

         The Investment Advisory Agreement between the Orbitex Group of Funds and Orbitex Management in respect of OGF (the "OGF Agreement") provides that Orbitex Management will render investment supervisory and corporate administrative services to OGF, subject to the general supervision of the trustees of the Orbitex Group of Funds (the "Trustees") and the stated policies of OGF. It will be the responsibility of Orbitex Management to perform, or supervise the performance of, services in connection with OGF, including (i) the development of a continuing program for the management of OGF's assets; (ii) the placement of buy, sell or exchange orders, or other trades in portfolio securities and other assets; (iii) the placement of orders and the negotiation of commissions for the execution of transactions in securities with or through broker-dealers, underwriters or issuers; (iv) the preparation and supervision of the preparation of shareholder reports and other shareholder communications; and
(v) the assimilation and evaluation of business and financial information in connection with the exercise of its duties.

         As compensation for all services rendered, facilities provided and expenses paid or assumed by Orbitex Management under the OGF Agreement, Orbitex Management is entitled to receive a management fee at an annual rate of 0.75% of the net asset value of OGF. In addition, Orbitex Management has voluntarily agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the expense ratio with respect to Class A Shares of OGF does not exceed 2.00%. Orbitex Management may discontinue this waiver and reimbursement at any time without notice.

         The information set forth below shows what ADGVF's management and administrative fee, other expense and total operating expense ratios would have been for its most recent fiscal year if the proposed management fee payable to Orbitex Management had been in effect, based on ADGVF's assets as of March 31, 1999 of approximately $8.0 million.

                                    12 MONTHS ENDED MARCH 31, 1999
------------------------------------------------------------------------------------------------------------
                                        % OF AVERAGE DAILY
                                            NET ASSETS                AMOUNT OF FEE                % CHANGE
                                        ------------------       ------------------------    ---------------
MANAGEMENT FEE
     Present Fee                               1.00%                     $88,174
     Proposed Fee                              0.75%                     $66,130
     Difference                               (0.25)%                   $(22,044)                    (0.25)%

ADMINISTRATIVE FEE
     Present Fee                                N/A(1)                   $31,679
     Proposed Fee                              0.10%                     $40,000
     Difference                                 N/A                      $ 8,321                      0.26%
                                                                        --------

         The following table describes the fees and expenses that an ADGVF stockholder may pay in connection with an investment in ADGVF today and in OGF on a pro forma basis.


SHAREHOLDER FEES                                                                              ORBITEX GROWTH FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 ADGVF                     CLASS A

Maximum Sales Charge (load) on Purchases                                  4.75%                      5.75%
(as a percentage of offering price)
Sales charge on Reinvested Dividends                                      None                        None
Redemption Fees                                                           None                        None
Exchange Fees                                                             None                        None


ANNUAL OPERATING EXPENSES                                                                     ORBITEX GROWTH FUND
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS))                            ADGVF                     CLASS A

Advisory Fee                                                              1.00%                      0.75%
Distribution and/or Service Fee (12b-1)                                   0.35%                      0.40%
Other Annual Expenses                                                     1.78%                      16.88%
TOTAL FUND OPERATING EXPENSES                                             3.13%(2)                   18.03%(3)

-----------------------------
(1) The present fee is determined by administrative and overhead costs rather than by a fixed percentage of average daily net assets.

(2) Prior to March 1, 1999, ADGVF's prior adviser voluntarily agreed to waive fees and reimbursement expenses so that the expense ratio would not exceed 1.88%.

(3) Orbitex Management has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that through April 30, 2000 the expense ratio with respect to Class A Shares of OGF does not exceed 2.00%. Thereafter, Orbitex Management may discontinue this waiver and reimbursement at any time without notice.

     The following example(4) indicates both for the current expenses of ADGVF and the expenses of OGF, the direct and indirect expenses an investor could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:


                    One Year         Three Years        Five years        Ten Years
                    --------         -----------        ----------        ---------
Current ADGVF:        $766             $1,395             $2,037            $3,750
Current OGF:        $2,164             $4,747             $6,701            $9,749

         The OGF Agreement may be terminated at any time by either party thereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Orbitex Group of Funds, such action has been authorized (i) by resolution of the Orbitex Group of Funds' Board of Trustees, including the vote or written consent of Trustees of the Orbitex Group of Funds who are not parties to OGF Agreement or interested persons of either party thereto, or (ii) by vote of a majority of the outstanding voting securities of the Orbitex Group of Funds.

         Securities held by OGF may also be held by other funds or clients for which Orbitex Management acts as a manager or adviser. Securities may be held by, or be appropriate investments for, OGF as well as such other clients of Orbitex Management. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for OGF, or other funds or clients for which Orbitex Management acts as manager or adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Orbitex Management during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         The advisory services of Orbitex Management to OGF are not exclusive under the terms of the Orbitex Growth Fund Agreement, and Orbitex Management is also free to, and does, render such services to others.

F.       PRO FORMA CAPITALIZATION

         The capitalization of ADGVF and OGF as of April 30, 1999, and their pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:


                                          (Unaudited)                 (Unaudited)                  Pro Forma
                                         OGF - Class A                   ADGVF                      Combined
                                         -------------                   -----                      --------
Aggregate Net Assets                      $1,421,648                    $7,904,113                 $9,352,761
Shares Outstanding                        76,173                        495,664                    499,759
Net Asset Value Per Share                 $18.66                        $15.95                     $18.66

G.       COMPARATIVE INVESTMENT POLICIES AND STYLES

         ADGVF's investment objective is medium-term capital growth, income and safety through investments in common stocks, preferred stocks (or common stock equivalents, such as convertible securities), money market instruments and corporate, government and agency debt securities. Up to 75% of the Fund's assets normally are invested in selected equity securities. Normally, 25% of the Fund's assets are invested in government, agency or corporate notes (usually two to ten year maturities at the time of purchase) or in short-term money market instruments, or cash or cash equivalents (including repurchase agreements with respect to obligations of the U.S. Government, its agencies or instrumentalities, maturing in seven days or less).

-----------------------------
(4) This example is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in ADGVF's expense levels. This example is the same whether an ADGVF Stockholder sold his or her shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.

         The adviser to ADGVF generally seeks to purchase equity securities it believes are priced at a discount to or below their long-term fundamental value. This strategy includes a dividend-yield test that seeks to determine the historical trading ranges of companies' securities and to identify companies whose dividend yields are near their highs for the preceding five to seven years. In addition, the adviser to ADGVF normally reviews historic, absolute and relative ranges of the traditional value analysis factors seeking one or more of the following characteristics: above-average dividend yield, low stock price in relation to book value, low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio, low corporate leverage or high normalized-earnings power. The adviser to ADGVF also endeavors to determine which of these relationships is relevant to a portfolio company or its industry in determining over-valuation and under-valuation. Prior to buying a company's securities, the adviser generally looks for a "value catalyst" - some fundamental change occurring that might cause the securities markets to recognize the long-term fundamental value. The adviser to ADGVF also seeks to sell a Fund investment as its market price approaches the adviser's estimated fundamental value and reinvest the proceeds in other securities offering a greater discount to fundamental value.

         ADGVF employs a value-oriented strategy for selecting investments with a secondary focus on growth stocks; and Orbitex Growth Fund employs a growth-oriented strategy for selecting investments with a secondary focus on value stocks. In other words, the adviser to OGF employs measures of intrinsic value, such as the company's price-to-earnings ratio, historical trends and cash flows to select investments for OGF. Unlike ADGVF, however, in addition to limiting its investment to securities that meet traditional value investing criteria, OGF also seeks companies that the adviser to OGF believes will experience earnings and cash flow growth. Also, even though the Orbitex Growth Fund is permitted to invest in the securities of foreign issuers, it typically does not do so to the same extent that ADGVF has historically been permitted to do. In addition, OGF does not seek current income, and consequently does not invest any significant portion of its assets in debt securities.

         ADGVF's fundamental investment restrictions are virtually identical to those of the Orbitex Growth Fund. The text of ADGVF's investment restrictions and OGF's investment restrictions are attached hereto as APPENDIX B.

H.       THE ORBITEX GROUP OF FUNDS

         GENERAL. The Orbitex Group of Funds, like ADGVF, is an open-end management investment company. Its principal executive offices are at 410
Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX. The Prospectus of the Orbitex Group of Funds, as filed with the SEC on July 12, 1999 (File No. 333-20635), which accompanies the Prospectus/Proxy Statement, is incorporated herein by reference and forms part of this Prospectus/Proxy Statement in its entirety. The financial statements of the Orbitex Group of Funds for the period ended April 30, 1999 are attached hereto as APPENDIX C.

         The Orbitex Group of Funds was established pursuant to the Trust Instrument. Currently, the Orbitex Group of Funds consists of six funds, the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech & Communications Fund, the Orbitex Focus 30 Funds, the Orbitex Health and Biotechnology Fund, the Orbitex Cash Reserves Fund and OGF. Each fund is a separate investment portfolio and has its own investment objectives, programs, policies and restrictions.

         Each fund is managed by Orbitex Management, which directs the day-to-day operations of each fund. American Data Services, an affiliate of Orbitex Management, serves as administrator, custodian, accounting services agent, transfer agent and dividend dispensing agent for: Orbitex Focus 30 Fund, Orbitex Cash Reserves Fund and Orbitex Health & Bio-Technology Fund. State Street Bank and Trust Company serves as sub-administrator, custodian, accounting services agent, transfer agent and dividend dispensing agent for: Orbitex Strategic Natural Resource Fund, Orbitex Info-Tech & Communications Fund and Orbitex Growth Fund.

I.       CERTAIN COMPARATIVE INFORMATION ABOUT MARYLAND FUNDS AND DELAWARE FUNDS

         SUMMARY OF THE TRUST INSTRUMENT AND BY-LAWS. OGF has been formed as one of several series established by the Orbitex Group of Funds pursuant to the Trust Instrument and under Delaware law. As such, the operations of OGF will be governed by the Trust Instrument, the Orbitex Group of Funds' By-Laws (the "By-Laws") and applicable Delaware law, rather than by ADFI's Articles of Incorporation, ADFI's By-Laws and Maryland Law. The operations of OGF will be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities law. The
Trust Instrument and By-Laws will govern OGF. In addition, the Orbitex Group of Funds' By-Laws require the affirmative vote of at least a majority of the Trustees to amend the provisions of the By-Laws.

         TRUSTEES OF THE ORBITEX GROUP OF FUNDS. Subject to the provisions of the Trust Instrument, the operations of OGF are supervised by the Trustees. The responsibilities, powers and fiduciary duties of the Trustees will be substantially the same as those of the directors of ADFI. Under Maryland Law, a director of ADFI may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument would permit the Board of Trustees to remove a Trustee with or without cause by action of two-thirds of the Trustees or by the vote of holders of shares of beneficial interest ("Beneficial Owners") of two-thirds of the shares of the Orbitex Group of Funds present, in person or represented by proxy, at a special meeting of stockholders called for such purpose. The Trust Instrument also requires a vote of a majority of the Trustees or the vote of Beneficial Owners of a majority of the outstanding shares of the Orbitex Group of Funds to amend such removal provision. The incumbent Trustees of the Orbitex Group of Funds will remain as the Trustees of the Orbitex Group of Funds upon consummation of the Reorganization.

         SERIES OF DELAWARE TRUSTS AND MARYLAND CORPORATIONS. The Trust Instrument permits the Board of Trustees to create one or more series of the Orbitex Group of Funds and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Delaware Trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of ADFI have substantially similar rights under ADFI's Articles of Incorporation and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance. Delaware law also provides that liabilities arising under a series shall only be enforceable against that series and not the entire business trust or any other series thereunder if (i) the trustees maintain separate and distinct records for each series, (ii) the trustees hold and account for the assets of each series separately from the other assets of the business trust or any series thereof,
(iii) if the trust instrument so provides and (iv) if the business trust's certificate of trust sets forth notice of such limited liability. As the Trust Instrument provides for such limited liability, the Orbitex Group of Funds' Certificates of Trust gives notice of such limited liability and the Trustees maintain separate records and assets for each series, any liability arising under one series would not affect the other series. Maryland law has no such provision.

         DELAWARE TRUST BENEFICIAL OWNER LIABILITY AND MARYLAND CORPORATION STOCKHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of Beneficial Owners and ADGVF stockholders. Under Delaware law, Beneficial Owners generally are not personally liable for the obligations of a Delaware business trust, such as the Orbitex Group of Funds. A Beneficial Owner is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations. Similar statutes or other authority limiting Beneficial Owner liability, however, do not exist in most other states. As a result, to the extent that the Orbitex Group of Funds or a Beneficial Owner thereof is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the Beneficial Owner to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of Beneficial Owner liability for acts or obligations of the Orbitex Group of Funds and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Orbitex
Group of Funds or its Trustees and (ii) provides for indemnification out of the Orbitex Group of Funds' property for any Beneficial Owner held personally liable for the obligations of the Orbitex Group of Funds. Thus, the risk of a Beneficial Owner incurring financial loss beyond his or her investment because of Beneficial Owner liability is limited to circumstances in which
(i) a court refuses to apply Delaware law, (ii) no contractual limitation of liability is in effect or (iii) the Orbitex Group of Funds is unable to meet its obligations to indemnify a Beneficial Owner. In light of Delaware law, the nature of OGF's business and the nature of its assets, the Board believes that the risk of personal liability to a Beneficial Owner is extremely remote.

         Stockholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a stockholder may be liable to the extent that: (i) the dividends he or she receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to him by the Maryland corporation for his or her stock was paid in violation of Maryland law or (iii) he or she otherwise receives any distribution, payment or release which exceeds the amount which he or she could properly receive under Maryland law.

         LIABILITY OF DIRECTORS IN MARYLAND AND TRUSTEES IN DELAWARE. Maryland law provides that in addition to any other liability imposed by law, the directors of a Maryland corporation may be liable to a Maryland corporation: (i) for voting or assenting to the declaration of any dividend or other distribution of assets to stockholders which is contrary to Maryland law, (ii) for voting or assenting to certain distributions of assets to stockholders during liquidation of the corporation, and (iii) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors or officers of ADFI, Maryland law permits ADFI to indemnify a director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in the best interest of ADFI. In addition, ADFI's Articles of Incorporation limit the personal liability of directors and officers to the corporation and its stockholders for monetary damages, except to the extent that a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Under Delaware law, a trustee of a business trust, while acting in such capacity, is not personally liable to any person other than the business trust and beneficial owners for any act, omission or obligation of the business trust or any trustee thereof. In addition, to protect the Trustees against such liability, the Trust Instrument provides that the Trustees will not be liable to any person in connection with the assets or affairs of the Orbitex Group of Funds and that a Trustee will not be liable for any errors of judgment or mistakes of fact or law; but nothing in the Trust Instrument protects a trustee against any liability to the Orbitex Group of Funds or its Beneficial Owners to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         VOTING RIGHTS OF MARYLAND CORPORATION STOCKHOLDERS AND DELAWARE BENEFICIAL OWNERS. Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. ADFI's By-laws, however, require ADFI to hold an annual meeting of stockholders in every year in which the 1940 Act requires stockholders to elect directors, approve an investment advisory agreement, ratify the selection of an independent public accountant or approve a distribution agreement. Maryland law and the Articles of Incorporation and By-laws of ADFI provide that a special meeting of stockholders may be called by
(i) the Chairman of the Board, (ii) the President of ADFI, (iii) a majority of the Board of Directors, (iv) for matters not substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve (12) months, the holders of shares representing at least 25% of the shares entitled to vote at such meeting and (v) for matters substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding twelve (12) months, the holders of shares representing at least 50% of the shares entitled to vote at such meeting. The Trust Instrument provides that Trustees may call special meetings of Beneficial Owners from time to time for any purpose as may be prescribed by Delaware law, the Trust Instrument or the Orbitex Group of Funds' By-laws. The Trust Instrument, however, does not grant Beneficial Owners the right to call such special meetings.

         The Trust Instrument provides that the Beneficial Owners have the power to vote only with respect to (i) the election or removal of Trustees as provided therein, (ii) the approval or termination of investment advisory agreements or distribution contracts, (iii) the termination or reorganization of the Orbitex Group of Funds or any series of the Orbitex Group of Funds,
(iv) with respect to amendments of the Trust Instrument, to the extent the amendment adversely affect the rights of the Beneficial Owners, and (v) with respect to such additional matters as may be required by law, the Trust Instrument, By-Laws or as the Trustees may consider necessary or desirable. ADFI's Articles of Incorporation and Maryland law generally give stockholders substantially similar voting rights. The Trust Instrument requires 30% of the Beneficial Owners of shares entitled to vote to establish a quorum for the transaction of business at a meeting of Beneficial Owners. ADFI's Articles of Incorporation require a majority of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

         The Trust Instrument provides that Beneficial Owners of each series also have the power to vote on any matter required to be submitted to the Beneficial Owners by the 1940 Act, Delaware law or otherwise. Under the Trust Instrument, any matter affecting a particular series will not be considered approved unless approved by the required vote of the Beneficial Owners of that series, and, to the extent permitted by the 1940 Act, only Beneficial Owners of the affected series are entitled to vote on matters concerning that series. Subject to the foregoing, Beneficial Owners are not required to vote separately on the selection of independent accountants, the election of trustees or any submission with respect to a contract with a principal underwriter or distributor.

         RIGHT OF INSPECTION. Maryland law provides that persons who have been stockholders of record for six (6) months or more and who own at least five percent of the shares of ADGVF may inspect the books of account and stock ledger of ADGVF. OGF's Beneficial Owners have the same rights to inspect the records, accounts and books of OGF as are permitted stockholders of a Delaware business corporation. Currently, each stockholder of a Delaware business corporation is permitted to inspect the records, accounts and books of a business corporation for any legitimate business purposes.

         The foregoing is only a summary of certain of the differences between ADFI, its Articles of Incorporation and By-laws and Maryland law and the Orbitex Group of Funds, the Trust Instrument, the By-Laws and Delaware Law. It is not a complete list of differences. ADGVF Stockholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law and the Trust Instrument, By-laws and Delaware Law directly for a more thorough comparison. ADGVF Stockholders on the Record Date may obtain copies of the organizational documents of ADGVF by calling the telephone number set forth on the first page of this Proxy Statement.

J.       FEDERAL INCOME TAX CONSEQUENCES

         It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Rogers & Wells LLP, counsel to the Orbitex Group of Funds, that, under Section 368(a) of the Internal Revenue Code of 1986, as amended, the merger of ADGVF into OGF pursuant to the Reorganization Agreement will not give rise to the recognition of income, gain or loss for federal income tax purposes to ADGVF or the ADGVF Stockholders. An ADGVF Stockholder's adjusted basis for tax purposes in shares of OGF after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of ADGVF Common Stock immediately before the Reorganization. Each ADGVF Stockholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

K.       ACCOUNTING CONSEQUENCES

         The Reorganization will be accounted for as a business combination under generally accepted accounting principles for investment companies.

L.       EXPENSES

         The expenses related to the Reorganization will be borne by Orbitex Management.

M.       REQUIRED VOTE

         The affirmative vote of a majority of the shares of ADGVF Common Stock entitled to vote on the Reorganization is required to approve the Reorganization. For purposes of the vote for the Reorganization, abstentions and broker non-votes will have the same effect as votes cast against the Reorganization.

N.       RECOMMENDATION OF THE ADGVF BOARD OF DIRECTORS

         The Board has unanimously approved the Reorganization and has determined that the Reorganization is in the best interests of ADGVF and that the interests of existing stockholders of ADGVF will not be diluted as a result of the Reorganization. THE ADGVF BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REORGANIZATION.

IV.      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the knowledge of the Board, the following persons owned of record 5% or more of ADGVF Common Stock outstanding shares at June 24, 1999 and have as their business address American Diversified Funds, Inc., 410 Park Avenue, New York, New York 10022.

                                       Amount and Nature of   Ownership
Name and Address of Beneficial Owner   Beneficial Ownership   of Class
-------------------------------------  --------------------  ----------
James B. Rea, Jr.
  and immediate family                                          8.75
Gerald H. Borden                                                5.53
R. Paul Toeppen                                                15.18

As of June 24, 1999 there were 479,525 shares outstanding, of which 162,856.401 shares (or 33.95% of the total outstanding shares) were owned beneficially, directly or indirectly, controlled or held with power to vote, by the directors and officers of the Fund.

V.       OTHER MATTERS

         The Board does not intend to bring any matters before the Special Meeting other than the Reorganization described above, and the Board is not aware of any other matters to be brought before the Special Meeting thereof by others. If any other matters legally come before the Special Meeting, it is intended that the accompanying proxy will be voted on such matters in accordance with the best judgment of the persons named in said proxy.

         In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Stockholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Special Meeting for a period or periods of not more than sixty (60) days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Special Meeting to be adjourned. Proxies which are instructed to be voted against the matters to be considered at the Special Meeting when it convenes will be voted against a proposal to adjourn.

VI.      ADDITIONAL INFORMATION

         PERSONS MAKING THE SOLICITATION. The solicitation of proxies may be made by, among others, directors of ADFI and officers and employees of Orbitex Management.

         Shareholders Communication Corporation ("SCC") has been retained to assist in the solicitation of proxies. SCC shall be paid approximately $3,000 by Orbitex Management. In addition, Automatic Data Processing ("ADP") has been retained to assist in the voting of proxies by telephone or the internet. ADP will be paid approximately $3,500 by Orbitex Management. Orbitex Management will reimburse ADP and SCC for their related out-of-pocket expenses. The solicitation of proxies will be largely by mail, but may include, without additional cost to ADGVF, telephone, telegraphic or oral communications by directors, officers or employees of Orbitex Management.

         The expense of preparation, printing and mailing this Prospectus/Proxy Statement and the other proxy materials that accompany the Prospectus/Proxy Statement will be borne by Orbitex Management. Orbitex Management will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the ADGVF Common Stock.

                                                  RESPECTFULLY SUBMITTED,


                                                  M. Fyzul Khan
                                                  Secretary

Dated:  August 19, 1999


         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE URGED TO VOTE THEIR SHARES BY MAIL BY SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE (NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES), OR BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD.

         WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH, WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.

                                                                   APPENDIX A



-------------------------------------------------------------------------------





                    AGREEMENT AND PLAN OF REORGANIZATION


                               BY AND BETWEEN


                           ORBITEX GROUP OF FUNDS


                                     AND


                      AMERICAN DIVERSIFIED FUNDS, INC.





                          DATED AS OF JULY 8, 1999


-------------------------------------------------------------------------------

                                                                                                               PAGE
                                                 TABLE OF CONTENTS


ARTICLE I......................................................................................CERTAIN DEFINITIONS 1

ARTICLE II......................................................................................THE REORGANIZATION 3

         2.1.     The Reorganization.............................................................................3

         2.2.     Closing........................................................................................3

         2.3.     Trustees and Officers of the Surviving Entity..................................................4

ARTICLE III.....................................................................VALUATION AND CONVERSION OF SHARES 4

         3.1.     Exchange of Shares.............................................................................4

         3.2.     Exchange of Certificates.......................................................................4

ARTICLE IV...........................................................REPRESENTATIONS AND WARRANTIES OF THE COMPANY 4

         4.1.     Organization and Qualification.................................................................4

         4.2.     Authority, Authorization and Enforceability....................................................5

         4.3.     Capitalization.................................................................................5

         4.4.     Subsidiaries...................................................................................5

         4.5.     No Conflicts...................................................................................5

         4.6.     Financial Statements; No Undisclosed Liabilities...............................................5

         4.7.     Books and Records..............................................................................6

         4.8.     Legal Proceedings..............................................................................6

         4.9.     No Brokers or Finders..........................................................................6

         4.10.    Investment Company Registration................................................................6

ARTICLE V..............................................................REPRESENTATIONS AND WARRANTIES OF THE TRUST 6

         5.1.     Organization and Qualification.................................................................6

         5.2.     Authority, Authorization and Enforceability....................................................6

         5.3.     Capitalization.................................................................................7

         5.4.     No Conflicts...................................................................................7

         5.5.     Legal Proceedings..............................................................................7

         5.6.     No Brokers or Finders..........................................................................7

ARTICLE VI...................................................................................PRE-CLOSING COVENANTS 7

         6.1.     Investigations and Examinations................................................................7

         6.2.     Conduct of Business............................................................................7

         6.3.     Covenant to Proceed............................................................................7

         6.4.     Notice of Material Changes.....................................................................8

         6.5.     Regulatory Approvals...........................................................................8

         6.6.     No Default.....................................................................................8

         6.7.     Preparation of Proxy Materials.................................................................8


                                                        A-i


                                                 TABLE OF CONTENTS
                                                    (CONTINUED)



                                                                                                               PAGE

         6.8.     Investment Company Registration................................................................8

ARTICLE VII..............................................................................CONDITIONS TO THE CLOSING 8

         7.1.     Conditions Precedent to the Obligations of the Company on behalf of the Fund to
                  Complete the Closing...........................................................................8

         7.2.     Conditions Precedent to the Obligations of the Trust on behalf of OGF to Complete the
                  Closing........................................................................................9

ARTICLE VIII............................................................SURVIVAL OF REPRESENTATIONS AND WARRANTIES 10

ARTICLE IX.............................................................................................TERMINATION 11

ARTICLE X............................................................................................MISCELLANEOUS 11

         10.1.    Publicity; Confidentiality....................................................................11

         10.2.    Waivers and Amendments........................................................................11

         10.3.    Governing Law.................................................................................11

         10.4.    Notices.......................................................................................12

         10.5.    Binding Effect; Assignment....................................................................12

         10.6.    Variations in Pronouns........................................................................13

         10.7.    Counterparts..................................................................................13

         10.8.    Complete Agreement............................................................................13

         10.9.    Headings......................................................................................13

         10.10.   Severability of Provisions....................................................................13

                                   EXHIBITS


         EXHIBIT A           -     Officer's Certificate of the Trust

         EXHIBIT B           -     Assistant Secretary's Certificate of the
                                   Trust

         EXHIBIT C           -     Opinion of Counsel to the Trust

         EXHIBIT D           -     Officer's Certificate of the Fund

         EXHIBIT E           -     Secretary's Certificate of the Fund

         EXHIBIT F           -     Opinion of Counsel to the Fund



                                  APPENDICES


         APPENDIX 2.1        -     Excluded Assets and Liabilities

                 AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") dated as of July 8, 1999, by and between ORBITEX GROUP OF FUNDS, a Delaware business trust (the "Trust"), on behalf of its series, ORBITEX GROWTH FUND ("OGF"), and AMERICAN DIVERSIFIED FUNDS, INC., a Maryland corporation (the "Company"), on behalf of its series, AMERICAN DIVERSIFIED GLOBAL VALUE FUND (the "Fund").

         WHEREAS, the Board of Trustees of the Trust and the Board of Directors of the Company have each determined that it is advisable and in the best interests of their respective shareholders to consummate, and have approved, the business combination transaction provided for herein pursuant to which the Fund would sell, transfer and assign to the Trust, and the Trust would purchase from the Fund, certain of the assets and certain of the liabilities of the Fund (the "Reorganization"); and

         WHEREAS, ORBITEX MANAGEMENT, INC., a New York corporation ("Orbitex"), has been engaged pursuant to Investment Advisory Agreement, dated May 5, 1999, by and between Orbitex and the Company on behalf of the Fund to serve as interim investment adviser to the Fund in accordance with Rule 15a-4 under the 1940 Act; and

         WHEREAS, it is the intention of the parties that the Reorganization shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Trust, on behalf of OGF, and the Company, on behalf of the Fund, desire to make certain representations, warranties and agreements in connection with the Reorganization and also to prescribe various conditions to the Reorganization.

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants, representations and warranties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:


                                  ARTICLE I
                             CERTAIN DEFINITIONS

         As used in this Agreement, the following terms have the following meanings:

         "ACTION OR PROCEEDING" means any action, suit, proceeding or arbitration by any Person, or any investigation or audit by any Governmental or Regulatory Body.

         "ADS" has the meaning specified in Section 3.1(c).

         "AFFILIATE" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

         "ASSUMED ASSETS" has the meaning specified in Section 2.1.

         "ASSUMED LIABILITIES" has the meaning specified in Section 2.1.

         "AUTHORITIES" has the meaning specified in Section 2.2.

         "BOOKS AND RECORDS" means the Fund's or OGF's, as the case may be, minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records.

         "BUSINESS COMBINATION" means, with respect to any Person, any reorganization, consolidation, conversion, or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person, any sale, dividend or other disposition of all or substantially all of the assets and properties of such Person or any sale, dividend or disposition of a portion of the assets or properties of such Person (other than in the ordinary course of business).

         "BUSINESS DAY" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

         "CLOSING" has the meaning specified in Section 2.3.

         "CLOSING DATE" has the meaning specified in Section 2.3.

         "CONTRACT" means any agreement, lease, evidence of indebtedness, mortgage, indenture, security agreement or other contract.

         "DELAWARE LAW" has the meaning specified in Section 2.1 hereof.

         "DECLARATION OF TRUST" has the meaning specified in Section 5.1.

         "FUND" has the meaning specified in the preamble hereof.

         "FUND SHARE" has the meaning specified in Section 4.3.

         "GCLM" has the meaning specified in Section 2.1.

         "GOVERNMENTAL OR REGULATORY BODY" means any court, tribunal, arbitrator or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

         "LAW" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

         "LIABILITIES" means all indebtedness, obligations and other liabilities of the Fund or OGF, as the case may be, whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due.

         "MATERIAL ADVERSE EFFECT" as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

         "1940 ACT" means the Investment Company Act of 1940, as amended.

         "1933 ACT" means the Securities Act of 1933, as amended.

         "OGF" has the meaning specified in the preamble hereof.

         "OGF SHARE" has the meaning specified in Section 3.1(b).

         "ORBITEX" has the meaning specified in the preamble hereof.

         "ORDER" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

         "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

         "PROXY MATERIALS" has the meaning specified in Section 6.8 hereof.

         "REGULATORY REPORTS" has the meaning specified in Section 4.10.

         "REORGANIZATION" has the meaning specified in the recitals.

         "SEC" means the United States Securities and Exchange Commission.

         "SURVIVING ENTITY" has the meaning specified in Section 2.1 hereof.

         "TRUST" has the meaning specified in the preamble hereof.


                                    ARTICLE II
                                 THE REORGANIZATION


         Section 2.1  THE REORGANIZATION.


             (a) Subject to the requisite approval of the stockholders of the Company and to the other terms and conditions contained herein, the Company agrees to assign, sell, convey, transfer, and deliver to the Trust as of the Closing Date certain of the assets of the Fund of every kind and nature existing on the Closing Date, other than those assets set forth on Appendix 2.1 (the "Assumed Assets"). The Trust agrees in exchange therefor: (i) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, other than those liabilities set forth on Appendix 2.1 hereto (the "Assumed Liabilities") and (ii) to issue and deliver to the Fund a number of full and fractional OGF Shares having an aggregate net asset value equal to the value of the Assumed Assets of the Fund less the Assumed Liabilities of the Fund, determined as provided for under Article III.


             (b) The Assumed Assets of the Fund to be acquired by the Trust shall include (except for the excluded assets set forth on appendix 2.1 hereto), without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Trust any dividend or interest payments received by it on or after the Closing Date with respect to the Assumed Assets transferred to the Trust hereunder, and the Trust will retain any dividend or interest payments received by it after the Valuation Time with respect to the Assumed Assets transferred hereunder without regard to the payment date thereof.


             (c) The Assumed Liabilities shall include (except for the excluded liabilities set forth on Appendix 2.1 hereto) all of the Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Company agrees to use its best efforts to discharge all of the Fund's known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

             (d) Any reporting responsibility of the Company with respect to the Fund is and shall remain the Company's responsibility.


             (e) Any transfer taxes payable upon issuance of the OGF Shares in a name other than that of the registered holder on the Fund's books of the Fund shares constructively exchanged for the OGF Shares shall be paid by the person to whom such OGF Shares are to be issued, as a condition of such transfer.

         Section 2.2 CLOSING. The closing of the Reorganization (the "Closing") will take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, or at such other place as the parties hereto mutually agree, on a date and at a time to be specified by the parties, which shall in no event be later than 10:00 a.m., local time, on the fifth Business Day following satisfaction of the conditions set forth in
ARTICLE VII or, if permissible, waived in accordance with this Agreement, or on such other date as the parties hereto mutually agree (the "Closing Date"). Following the closing on the Closing Date, the parties shall file the Certificates with the Authorities.


         Section 2.3 TRUSTEES AND OFFICERS OF THE SURVIVING ENTITY. From and after the Closing Date, the trustees and officers of the Surviving Entity shall be the same persons who were the trustees and officers of the Trust immediately prior to the Closing Date, and each of them shall continue in office until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Entity's Declaration of Trust and applicable law.


                                ARTICLE III
                      VALUATION AND CONVERSION OF SHARES


         Section 3.1  EXCHANGE OF SHARES.


             (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").


             (b) The net asset value per share of the shares of OGF to be delivered to the Fund (the "OGF Shares"), the value of the Assumed Assets of the Fund transferred hereunder, and the value of the Assumed Liabilities of the Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.


             (c) All computations pursuant to this Section shall be made by or under the direction of PFPC, Inc., as the Fund's administrator, and American Data Services, Inc. ("ADS"), as the Trust's administrator, in accordance with their regular practices.


         Section 3.2 EXCHANGE OF CERTIFICATES. On the Closing Date, the Trust shall establish an open account in the share records of OGF in the name of each stockholder of the Fund and representing the number of OGF Shares having an aggregate net asset value equal to the value of the Assumed Assets of the Fund transferred hereunder less the Assumed Liabilities, determined as provided in Section 3.1. The accounts of stockholders of the Fund who have not been issued certificates representing Fund shares and whose shares are held in open account with PFPC, Inc., as the Fund's transfer agent, shall become open accounts with ADS in its capacity as the transfer agent for OGF.

                                 ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Trust as follows:

         Section 4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of the State of California and each other jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such other jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.


         Section 4.2 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by the Board of Directors of the Company (the "Board") and the Board has resolved to recommend the Reorganization to the Fund's stockholders and to call a special meeting of the stockholders for the purpose of approving the Reorganization and this Agreement, to be held as soon as is practicable after the execution of this Agreement, but in no event later than sixty (60) days after OGF has furnished the Proxy Materials to the Fund's stockholders. Other than the affirmative vote of the holders of a majority of the Fund Shares at the Fund's stockholders meeting or any adjournment thereof, no other corporate action on the part of the Company or its stockholders is necessary to authorize the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company on behalf of the Fund and is a legal, valid and binding obligation of the Company and the Fund enforceable in accordance with its terms.


         Section 4.3 CAPITALIZATION. The authorized capital of the Fund consists of 20,000,000 shares of common stock, $1.00 par value per share, of which as of July 6, 1999, 476,311.328 shares have been issued and are outstanding (each, a "Fund Share" and collectively, the "Fund Shares"). The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.


         Section 4.4  SUBSIDIARIES.  The Company has no subsidiaries.


         Section 4.5 NO CONFLICTS. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance by the Company on behalf of the Fund of this Agreement does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of its Articles of Incorporation, By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Company or the Fund of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

         Section 4.6  FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.


             (a) Prior to the execution of this Agreement, the Company on behalf of the Fund has delivered to the Trust on behalf of OGF true and complete copies of the audited balance sheet of the Fund as of March 31, 1999, and the related audited statements of income and retained earnings and cash flows for the period then ended, together with a true and correct copy of the report on such audited information by Tait, Weller & Baker, certified public accountants, and all letters from such accountants with respect to the results of such audits; and

             (b) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.


             (c) Except as reflected or reserved against in the audited March 31, 1999 balance sheet or in the notes thereto, there are no Liabilities against, relating to or affecting the Company or the Fund or any of their respective properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Fund or its properties or assets.


         Section 4.7 BOOKS AND RECORDS. The minute books and other similar records of the Company as made available to OGF prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the Board and committees of the Board of the Company. The stock transfer ledgers and other similar records of the Company as made available to OGF prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Fund. The Company does not have any Books and Records which have not been made available to OGF.


         Section 4.8 LEGAL PROCEEDINGS. There is no Action or Proceeding pending or, to the best of the Company's knowledge, threatened against, relating to or affecting the Fund.


         Section 4.9 NO BROKERS OR FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Company in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.


         Section 4.10 INVESTMENT COMPANY REGISTRATION. The Company is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state statutes or related laws. The Company has delivered to OGF a true and complete copy of the Company's currently effective registration statement on Form N-1A relating to the Fund, as filed with the SEC, and has made available to OGF all state and federal registration forms, all prior Form N-1A filings relating to the Fund and all reports filed by the Company with the SEC under the 1940 Act and the rules promulgated thereunder or otherwise and under similar state statutes (together, the "Regulatory Reports") within the last five (5) years. The information contained in the Regulatory Reports was true and complete in all material respects as of the time of filing and, except as indicated on a subsequent form or report filed before the Closing Date, continues to be true and complete in all material respects. Each such registration is in full force and effect. The Company has timely computed and publicized the Fund's net asset value in accordance with the provisions of the 1940 Act.

                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF THE TRUST

         The Trust represents and warrants to the Company as follows:

         Section 5.1 ORGANIZATION AND QUALIFICATION. The Trust was organized pursuant to an Agreement and Declaration of Trust, dated December 31, 1996 (the "Declaration of Trust"), under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

         Section 5.2 AUTHORITY, AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of this Agreement by the Trust and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Trust. This Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.


         Section 5.3 CAPITALIZATION. The OGF Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to its series including OGF.


         Section 5.4 NO CONFLICTS. Except for consents, approvals, or waivers to be received prior to Closing, the execution, delivery and performance of this Agreement by the Trust on behalf of OGF does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which OGF is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Trust or OGF of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.


         Section 5.5 LEGAL PROCEEDINGS. There is no Action or Proceeding pending or, to the best of the Trust's knowledge, threatened against, relating to or affecting the Trust or OGF which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated herein or (ii) could reasonably be expected, individually or in the aggregate with any other such Action or Proceeding, to have a Material Adverse Effect on the Trust, OGF or its properties and assets.


         Section 5.6 NO BROKERS OR FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Trust in connection with the negotiation, execution or performance of this Agreement or the consummation of the transactions contemplated herein, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

                               ARTICLE VI
                          PRE-CLOSING COVENANTS

         From the date of the execution of this Agreement through the Closing
Date:

         Section 6.1 INVESTIGATIONS AND EXAMINATIONS. Each party will cooperate and will cause its representatives and agents to cooperate, in all reasonable respects in connection with the performance by the other party of its inspection and examination of such party.


         Section 6.2 CONDUCT OF BUSINESS. Each party will (i) conduct its business in the ordinary and normal course of business consistent with past practice in all material respects and (ii) comply with any Law and Order applicable to such business.


         Section 6.3 COVENANT TO PROCEED. Each party hereto covenants to use all reasonable efforts within its control (i) to prevent the breach of any representation or warranty of such party hereunder, (ii) to satisfy all covenants of such party and closing conditions hereunder, (iii) to cooperate with the other party hereto and to take or cause to be taken all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement and (iv) to promptly cure any breach of a representation, warranty or covenant of such party hereunder upon its learning of same.


         Section 6.4 NOTICE OF MATERIAL CHANGES. Each party will notify the other party hereto of any material adverse change in such party's business, prospects, results of operations or financial condition as soon as practicable following such change.


         Section 6.5 REGULATORY APPROVALS. Each party will (i) use best efforts and proceed diligently and in good faith as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Bodies required of the respective party or its respective Affiliates to consummate the transactions contemplated hereby and (ii) provide such other information and communications to such Governmental or Regulatory Bodies as each such Governmental or Regulatory Body may reasonably request in connection therewith. Each party will provide prompt notification to the other party when any such consent, approval, action, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and, prior to the Closing, will advise the other party of any communications (and, unless precluded by Law, provide copies to the other party of any such communications that are in writing) with any Governmental or Regulatory Body regarding any of the transactions contemplated herein.


         Section 6.6 NO DEFAULT. No party hereto shall do any act or intentionally omit to do any act which would cause a breach of any representation, warranty, covenant or agreement by it under this Agreement.


         Section 6.7 PREPARATION OF PROXY MATERIALS. The Fund and OGF shall cooperate with each other in the preparation of the Registration Statement on Form N-14 including the prospectus/proxy statement contained therein and other materials (collectively, the "Proxy Materials") required to be delivered to the Fund's stockholders pursuant to the 1933 Act and 1940 Act and any other applicable federal or state securities laws in connection with the Reorganization and this Agreement and to cause such Proxy Materials to be filed with the SEC as promptly as practicable after the execution of this Agreement.

         Section 6.8 INVESTMENT COMPANY REGISTRATION. The Company will provide the Trust and OGF with true and complete copies of all the Regulatory Reports filed from and after the date hereof and prior to the Closing Date.


                               ARTICLE VII
                        CONDITIONS TO THE CLOSING


         Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY ON BEHALF OF THE FUND TO COMPLETE THE CLOSING. The obligations of the Company on behalf of the Fund herein are subject to the fulfillment on or prior to the Closing Date of the conditions set forth in this Section 7.1 below, any one or more of which may be waived by the Company.


         Section 7.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Trust contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except those representations and warranties expressly stated herein to be made as of a specified date shall be true in all material respects only as of such date. The Trust shall have performed and complied in all material respects with its covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         Section 7.3 NO INJUNCTIONS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.


         Section 7.4 SEC RELATED MATTERS. The Trust on behalf of OFG shall have filed with the SEC a Registration Statement on Form N-14 under the 1933 Act and the 1940 Act relating to the OGF Shares and that such registration statement, including the Proxy Materials, shall have become effective and no order shall have issued withdrawing, suspending or terminating such effectiveness, no stop order shall have been issued with respect to the OGF Shares and no proceeding for any such purpose shall have been initiated or threatened by the SEC.


         Section 7.5 CLOSING CERTIFICATES. The Trust shall have delivered to the Fund a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of the Trust, substantially in the form and to the effect of Exhibit A hereto, and a certificate, dated the Closing Date and executed by the Secretary or Assistant Secretary of the Trust, substantially in the form and to the effect of Exhibit B hereto.


         Section 7.6 OPINION OF COUNSEL. The Fund shall have received an opinion of Rogers & Wells LLP, counsel to the Trust, dated the Closing Date, substantially in the form and to the effect of Exhibit C hereto.


         Section 7.7 TAX OPINION OF COUNSEL. The Fund shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Reorganization will constitute a tax free reorganization as defined in
Section 368(a) of the Code.


         Section 7.8 CLOSING DOCUMENTS. The Trust will execute and deliver, or cause to be executed and delivered, to the Company all documents reasonably requested by the Company or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.

         Section 7.9 FUND STOCKHOLDERS' MEETING. The Reorganization shall have been approved by the holders of two-thirds of the Fund Shares, in accordance with the requirements of the GCLM.


         Section 7.10 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUST ON BEHALF OF OGF TO COMPLETE THE CLOSING. The obligations of the Trust on behalf of OGF herein are subject to the fulfillment on or prior to the Closing Date of the conditions specified in this Section 7.2, any one or more of which may be waived by the Trust.


         Section 7.11 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Company contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except those representations and warranties expressly stated herein to be made as of a specified date shall be true in all material respects only as of such date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to such Closing Date.


         Section 7.12 NO INJUNCTIONS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of this Agreement or the related transactions shall be in effect.


         Section 7.13 CLOSING CERTIFICATES. The Company shall have delivered to the Trust a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive Vice President of the Company, substantially in the form and to the effect of Exhibit D hereto and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of Exhibit E hereto.


         Section 7.14 OPINION OF COUNSEL. The Trust shall have received an opinion of Spitzer & Feldman P.C., counsel to the Fund, dated the Closing Date, substantially in the form and to the effect of Exhibit F hereto.


         Section 7.15 TAX OPINION OF COUNSEL. The Trust shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Reorganization will constitute a tax free reorganization as defined in
Section 368(a) of the Code.


         Section 7.16 CLOSING DOCUMENTS. The Company will execute and deliver, or cause to be executed and delivered, to the Trust all documents reasonably requested by the Trust or reasonably necessary to effectuate the transactions contemplated hereby, including without limitation, state and local transfer tax and gains tax returns and any other filings in any applicable governmental jurisdiction.


         Section 7.17 GOVERNMENTAL AND REGULATORY CONSENTS AND APPROVALS. Other than the filing provided for by Section 2.3, all consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Body, required under applicable securities "blue sky" laws, or the failure of which to be obtained or taken could be reasonably expected to have a Material Adverse Effect on OGF, or on the ability of the Trust to consummate the transactions contemplated hereby, shall have been obtained, all in form and substance reasonably satisfactory to the Trust and no such consent, approval or action shall contain any term or condition which could be reasonably expected to result in a material diminution of the benefits of the Reorganization to the Trust or OGF.


         Section 7.18 GOOD STANDING CERTIFICATES. The Company shall have delivered to the Trust (a) copies of the articles of incorporation (or other comparable corporate charter documents), including all amendments thereto, of the Company certified by the Secretary of State of the State of Maryland or other appropriate official of the jurisdiction of incorporation, (b) certificates from the Secretary of State of the State of Maryland or other appropriate official of the respective jurisdictions of incorporation to the effect that the Company is in good standing or subsisting in such jurisdiction, listing all charter documents of the Company on file and attesting to its payment of all franchise or similar taxes, and
(c) a certificate from the Secretary of State of the State of California or other appropriate official in each jurisdiction in which the Fund is qualified or admitted to do business to the effect that the Fund is duly qualified or admitted and in good standing in such jurisdiction.

         Section 7.19 DUE DILIGENCE. The Trust shall have completed, to its satisfaction, its due diligence investigation of the Fund.


         Section 7.20 FUND'S STOCKHOLDERS' MEETING. The Reorganization shall have been approved by the holders of two-thirds of the Fund's Shares in accordance with the GCLM.


                                  ARTICLE VIII
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties of each party contained in this Agreement or any certificate delivered at the Closing shall survive to, and shall expire upon, the Closing. No claim may be made against any party hereto, and no party hereto shall have any liability to the other party hereto, with respect to any inaccuracy in or any breach of any representation or warranty after the Closing.

                                   ARTICLE IX
                                  TERMINATION

         Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

             (a)  by the mutual consent of the parties hereto;


             (b) by the Trust upon any material breach by the Company of any of its representations, warranties or covenants contained in this Agreement; provided, that the Company shall have been given written notice of such breach and a reasonable opportunity to cure such breach;


             (c) by the Company upon any material breach by the Trust of any of its representations, warranties or covenants contained in this Agreement; provided, that the Trust shall have been given written notice of such breach and a reasonable opportunity to cure such breach; and


             (d) by either party if the Closing hereunder does not occur by August 31, 1999, unless such date is extended by mutual consent of the parties hereto.

         In the event that this Agreement shall be terminated pursuant to this
ARTICLE IX, all further obligations of the parties under this Agreement shall terminate without further liability of either party to the other party, except for any liability of either party for any of its representations, warranties or covenants, the breach of which was the cause of a termination pursuant to (b) or
(c) above.

                                  ARTICLE X
                                MISCELLANEOUS


         Section 10.1 PUBLICITY; CONFIDENTIALITY. No publicity release or public announcement concerning this Agreement or the transactions contemplated herein shall be made by either party hereto without advance approval thereof by the other party hereto; provided, however, that (i) approval by such other party of any proposed press release or other public disclosure shall not be unreasonably withheld or delayed and (ii) if any such party is advised by legal counsel that such public disclosure by such party is required by Law or by any listing agreement with any national securities exchange or automated quotation system to which such party is subject, such party may make such disclosure without the prior approval of the other party hereto, provided that the disclosing party, to the extent practicable, first provides the other party with a copy or draft of such proposed disclosure and provides such other party an opportunity to review and comment thereon.


            Section 10.2 WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.


            Section 10.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York and, by execution and delivery of this Agreement, each of the parties hereto accepts and consents to the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.


            Section 10.4 NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given by (i) personal delivery, (ii) United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided, (iii) a nationally recognized overnight courier or (iv) telephonic facsimile transmission. Notice shall be sent and deemed given when (i) if personally delivered or via overnight courier, then upon receipt (or the date delivery is refused) by the receiving party, or (ii) if mailed, then three business days after being postmarked, or (iii) if sent via telephonic facsimile transmission, then upon receipt by a designated facsimile receiving device in the office of the receiving party.

         Until further notice, notices and other communications hereunder shall be addressed to the parties as follows:

                  IF TO THE TRUST:

                  ORBITEX GROUP OF FUNDS
                  c/o Orbitex Management, Inc.
                  410 Park Avenue, 18th Floor
                  New York, NY 10022
                  Attention:   M. Fyzul Khan
                  Telephone:   (212) 891-7914
                  Facsimile:   (212) 616-7954

                  WITH A COPY TO:

                  Rogers & Wells LLP
                  200 Park Avenue
                  New York, NY 10166-0153
                  Attention:   John A. Healy, Esq.
                  Telephone:   (212) 878-8000
                  Facsimile:   (212) 878-8375

                  IF TO THE FUND:

                  American Diversified Funds, Inc.
                  c/o James B. Rea, Jr.
                  2305 Donella Circle
                  Los Angeles, CA 90077
                  Telephone:   (310) 472-2495
                  Facsimile:   (310) 209-2610

                  WITH A COPY TO:

                  Spitzer & Feldman P.C.
                  405 Park Avenue
                  New York, NY 10022-4405
                  Attention:   Thomas R. Westle, Esq.
                  Telephone:   (212) 888-6680
                  Facsimile:   (212) 838-7472

            Section 10.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. Except as otherwise provided herein, this Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto and any other purported assignment shall be null and void.


            Section 10.6 VARIATIONS IN PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.


            Section 10.7 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.


            Section 10.8 COMPLETE AGREEMENT. This Agreement constitutes the complete agreement of the parties with respect to the subject matter thereof, and supersedes all prior agreements or understandings among the parties hereto.


            Section 10.9 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.


            Section 10.10 SEVERABILITY OF PROVISIONS. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Agreement on the date first above written.


                 ORBITEX GROUP OF FUNDS



                 By:
                    -------------------------------------------
                 Name:    James L. Nelson
                 Title:   President and Chief Executive Officer


                 AMERICAN DIVERSIFIED FUNDS, INC.



                 By:
                    -------------------------------------------
                 Name:    James B. Rea, Jr.
                 Title:   President

                                   APPENDIX 2.1

                         EXCLUDED ASSETS AND LIABILITIES


         EXCLUDED ASSETS

         The following corporate names:

                  1.       American Diversified Funds, Inc.;

                  2.       American Diversified Global Value Fund; and

                  3.       Rea Graham Value Fund.



         EXCLUDED LIABILITIES

         All liabilities not directly related to, arising out of, or resulting from the operation of the Fund.

                      EXHIBIT A TO REORGANIZATION AGREEMENT


                             OFFICER'S CERTIFICATE


         I, JAMES L. NELSON, President and Chief Executive Officer of Orbitex Group of Funds, a Delaware business trust (the "Trust"), pursuant to Section 7.1(d) of the Agreement and Plan of Reorganization, dated as of July 8, 1999 (the "Reorganization Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement), by and between the Trust and American Diversified Funds, Inc., a Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust that:

                   Each of the representations and warranties made by the Trust in the Reorganization Agreement is true, correct and complete in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof except that those representations and warranties expressly stated herein to be made as of a specified date are true in all material respects only as of such date.

                   Each of the covenants and agreements required by the Reorganization Agreement to be performed or complied with by the Trust on or prior to the Closing has been performed or complied with in all material respects.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of ______, 1999.


                         ORBITEX GROUP OF FUNDS



                         By:_______________________________________
                         Name:    James L. Nelson
                         Title:   President and Chief Executive Officer

                      EXHIBIT B TO REORGANIZATION AGREEMENT


                          ASSISTANT SECRETARY'S CERTIFICATE


         I, KEVIN P. MEEHAN, Assistant Secretary of Orbitex Group of Funds, a Delaware business trust (the "Trust"), pursuant to Section 7.1(d) of the Agreement and Plan or Reorganization, dated as of July 8, 1999 (the "REORGANIZATION AGREEMENT"), by and between the Trust and American Diversified Funds, Inc., a Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust as follows:

                   Attached hereto as Exhibit A is a true, complete and correct copy of the Agreement and Declaration of Trust of the Trust and all amendments thereto (as so amended, the "Declaration of Trust"), and no amendment to the Declaration of Trust has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Declaration of Trust has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by the Trust, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Trust.

                   Attached hereto as Exhibit B is a true, complete and correct copy of the By-Laws of the Trust as in full force and effect on the date hereof and at all times since [date of last amendment].

                   Attached hereto as Exhibit C is a true, complete and correct copy of resolutions adopted by the Board of Trustees of the Trust with respect to the Reorganization Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Trustees of the Trust on ___________, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Trustees of the Trust or any committee thereof relating to the Reorganization Agreement and the transactions contemplated thereby.

                   Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Trust who holds, and at all times since _________, 1999 has held, the office set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

       James L. Nelson           President and
                                 Chief Executive Officer
                                                         ----------------------

       Kimberly S. Ratz          Treasurer
                                                         ----------------------

       Kevin P. Meehan           Assistant Secretary
                                                         ----------------------

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by the undersigned on and as of the _____ day of __________, 1999.


                    ORBITEX GROUP OF FUNDS



                    By:
                       ---------------------------------------------------
                    Name:    Kevin P. Meehan
                    Title:   Assistant Secretary




         I, JAMES L. NELSON, President and Chief Executive Officer of the Trust, DO HEREBY CERTIFY, on behalf of the Trust that KEVIN P. MEEHAN is the duly elected or appointed, qualified and acting Assistant Secretary of the Trust, and the signature set forth above is the genuine signature of such officer.


                    ------------------------------------------------------
                    Name:    James L. Nelson
                    Title:   President and Chief  Executive Officer

                      EXHIBIT C TO REORGANIZATION AGREEMENT

                               [R&W LETTERHEAD]








                                  -----------, ----


American Diversified Funds, Inc.
c/o Mr. James B. Rea, President
2305 Donella Circle
Los Angeles, CA 90077

Dear Sirs:

         We have acted as special counsel to Orbitex Group of Funds, a Delaware business trust (the "Trust"), in connection with the Agreement and Plan of Reorganization, dated as of July 8, 1999 (the "Reorganization Agreement"), by and between the Trust and American Diversified Funds, Inc., a Maryland corporation, and the transactions contemplated thereby. Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement. We are rendering this opinion to you pursuant to Section 7.1(e) of the Reorganization Agreement.

         In rendering the opinions expressed below, we have examined such documents and such corporate records of the Trust as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Reorganization Agreement and upon certificates of government officials and of the Trust and its officers.

         Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

         The Trust was organized under the laws of the State of Delaware and is duly qualified, licensed or admitted to do business and in good standing as a foreign trust under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

         The execution, delivery and performance of the Reorganization Agreement by the Trust and the consummation of the transactions contemplated therein have been duly and validly authorized by all necessary corporate action on the part of the Trust. The Reorganization Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.


         The OGF Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to OGF.

         The execution, delivery and performance by the Trust of the Reorganization Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound, (b) result in a breach or violation by the Trust of any terms, conditions or provisions of any Law or Order, or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

         We express no opinion herein as to (i) the "blue sky" laws of any State, (ii) the laws of any jurisdiction other than the laws of the State of New York and Title 12 of the Delaware Code ("Delaware Law") and (iii) the bulk sales or transfer laws of any jurisdiction. With respect to matters concerning the Delaware Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Delaware and we are not experts in the laws of the State of Delaware and that any such opinions concerning Delaware Law are based on our reasonable familiarity with Delaware Law as a result of our prior involvement in transactions involving such laws.

         These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                    Very truly yours,

                      EXHIBIT D TO REORGANIZATION AGREEMENT


                               OFFICER'S CERTIFICATE


         I, JAMES B. REA, JR., President of American Diversified Funds, Inc., a Maryland corporation (the "Company"), pursuant to Section 7.2(d) of the Agreement and Plan of Reorganization, dated as of July 8, 1999 (the "Reorganization Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement), by and between Orbitex Group of Funds, a Delaware business trust, and the Company, DO HEREBY CERTIFY on behalf of the Company that:

(1) Each of the representations and warranties made by the Company in the Reorganization Agreement is true, correct and complete in all material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof except that those representations and warranties expressly states herein to be made as of a specified date are true in all material respects only as of such date.

         Each of the covenants and agreements required by the Reorganization Agreement to be performed or complied with by the Company on or prior to the Closing has been performed or complied with in all material respects.

         Attached hereto as EXHIBIT A is a true, complete and correct copy of the Articles of Incorporation of the Company and all amendments thereto (as so amended, the "Articles of Incorporation"), and no amendment to the Articles of Incorporation has been authorized or become effective since [date of the last of such amendments], no amendment or other document relating to or affecting the Articles of Incorporation has been filed in the office of the Secretary of State of the State of Maryland since such date and no action has been taken by the Company, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company.

         Attached hereto as EXHIBIT B is a true, complete and correct copy of the By-Laws of the Company as in full force and effect on the date hereof and at all times since [date of last amendment].

         Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Company with respect to the Reorganization Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Directors of the Company on May __, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Company or any committee thereof relating to the Reorganization Agreement and the transactions contemplated thereby.

         Attached hereto as EXHIBIT D is a true, complete and correct copy of the minutes from the Special Meeting of Stockholders of the American Diversified Global Value Fund (the "Fund"), held on ______, 1999, with respect to the Reorganization Agreement and the transactions contemplated thereby, which contain resolutions which were duly adopted by a two-thirds vote of the stockholders at a meeting of the stockholders of the Fund on ______, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the stockholders of the Fund relating to the Reorganization Agreement and the transactions contemplated thereby.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by the undersigned on and as of the _____ day of __________, 1999.


                 AMERICAN DIVERSIFIED FUNDS, INC.



                 By:
                    -----------------------------------------
                 Name:    James B. Rea, Jr.
                 Title:   President

                     EXHIBIT E TO REORGANIZATION AGREEMENT


                            SECRETARY'S CERTIFICATE


         The following named individual is a duly elected or appointed, qualified and acting officer of the Company who holds, and at all times since June __, 1999 has held, the office set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

     James B. Rea, Jr., President
                                       ----------------------------------------

     M. Fyzul Khan, Secretary
                                       ----------------------------------------


         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of ________, 1999.


                 AMERICAN DIVERSIFIED FUNDS, INC.



                 By:
                    -----------------------------------------------------------
                 Name:    M. Fyzul Khan
                 Title:   Secretary



         I, JAMES B. REA, JR., President of the Fund, DO HEREBY CERTIFY, on behalf of the Fund that M. FYZUL KHAN is the duly elected or appointed, qualified and acting Secretary of the Fund, and the signature set forth above is the genuine signature of such officer.



                 --------------------------------------------------------------
                 Name:    James B. Rea, Jr.
                 Title:   President

                        EXHIBIT F TO REORGANIZATION AGREEMENT


                           [SPITZER & FELDMAN P.C. LETTERHEAD]


                                         ---------------, ----

Orbitex Group of Funds
410 Park Avenue
18th Floor
New York, NY 10022
Dear Sirs:

         We have acted as special counsel to American Diversified Funds, Inc., a Maryland corporation (the "Company"), in connection with the Agreement and Plan of Reorganization, dated as of July 8, 1999 (the "Reorganization Agreement"), by and between Orbitex Group of Funds, a Delaware business trust, and the Company and the transactions contemplated thereby. Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement. We are rendering this opinion to you pursuant to Section 7.2(e) of the Reorganization Agreement.

         In rendering the opinions expressed below, we have examined such documents and such corporate records of the Company and the Fund as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Reorganization Agreement and upon certificates of government officials and of the Company and its respective officers.

         Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the nature of the business to be conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its series, American Diversified Global Value Fund (the "Fund") or its properties and assets.

         2. The execution, delivery and performance by the Company of the Reorganization Agreement and the consummation of the transactions contemplated therein have been duly and validly authorized by the Board of Directors of the Company and by the stockholders of the Fund and no other corporate action on the part of the Company or the Fund's stockholders is necessary to authorize the execution, delivery and performance of the Reorganization Agreement by the Company or the consummation by the Company of the transactions contemplated thereby. The Reorganization Agreement has been duly and validly executed and delivered by the Company and is a legal, valid and binding obligation of Company enforceable against the Company in accordance with its terms.

         3. The authorized capital stock of the Fund consists solely of 20,000,000 shares of Common Stock, $1.00 par value per share, of which only the Fund Shares have been issued and are outstanding. The Fund Shares are duly authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

         4. The Company has no subsidiaries.

         5. The execution, delivery and performance by the Company of the Reorganization Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Articles of Incorporation or By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound,
(b) result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

         6. The Company is duly registered as a diversified, open-end management investment company under the 1940 Act, and under all applicable state and foreign investment company or related laws. Each such registration is in full force and effect. The Company has timely computed and publicized the Fund's net asset value in accordance with the provisions of the 1940 Act.

         We express no opinion herein as to (i) the "blue sky" laws of any State, or (ii) laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Maryland. With respect to matters concerning the Maryland Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Maryland and we are not experts in the laws of the State of Maryland and that any such opinions concerning Maryland Law are based on our reasonable familiarity with Maryland Law as a result of our prior involvement in transactions involving such laws.

         These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                                     Very truly yours

                                                                   APPENDIX B


ADGVF's INVESTMENT RESTRICTIONS STATE:

         The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority", as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers, which engage in real estate operations, and securities which are secured by real estate or interests therein.

2. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into foreign currency forward contracts for the purpose of hedging against foreign currency risk in connection with the purchase or sale of foreign securities.

3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

4.       Write, purchase or sell puts, calls, or combinations thereof.

5.       Make short sales of securities.

6. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

7.       Engage in the underwriting of securities.

8. Make loans of money or securities, except (a) by the purchase of a portion of an issue of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies, or (b) by in repurchase agreements with respect to obligations of the U.S. Government, its agencies or instrumentality's, maturing in seven (7) days or less.

9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

10. Pledge its assets or assign or otherwise encumber them, except to secure borrowings effected within the limitations set forth in Restriction 9. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy, but not as a fundamental policy, will limit any pledge of its assets such that at the time of sale of Fund shares the market value of unpledged net assets (per share) is at least 90% of the Offering Price.

11. Issue senior securities, as defined in the Investment Company Act of 1940 ("1940 Act"), except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement, or (b)borrowing money in accordance with Restriction 9.

12. Invest more than 5% of the Fund's total assets in securities of issuers which have been in continuous operation less than three (3) years.

13. Purchase more than 10% of any class of securities of any one issuer, including its outstanding voting securities, or invest in any issuer for the purpose of exercising control or management.

14. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10 % of its total assets which may be invested in securities with a limited trading market.

15. Invest more than 25% of its total net assets in any one industry(determined by reference to the Standard Industrial Classification code).

16. Purchase or retain securities of any company in which Directors or Officers of the Company or of the Fund's Investment Adviser, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

17. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets, or (b) in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase ,in an amount not in excess of 10% of the value of the Fund's total assets.

18. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement or in securities which do not have readily available market quotations.

19. Participate on a joint or a joint and several basis in any trading account in securities.

Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security orother property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Accordingly, the Fund is not required to dispose of common stocks due to an increase in percentage resulting from a change in market values.

THE ORBITEX GROWTH FUND'S INVESTMENT RESTRICTIONS STATE:

          The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority", as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (I) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

2. Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

3. Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

          Additionally, the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

4. Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

5. Purchase or sell physical commodities and contracts thereon, except that the Fund may enter into financial futures contracts and options thereon.

6. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, policies and restrictions.

7. Make loans, except that the Fund in accordance with the Fund's investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund's total assets.

8. Make an investment unless 75% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and "other securities." For purposes of this restriction, the term "other securities" means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

9. Invest 25% or more of the value of its total assets in any one industry. This limitation (9) does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

          The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the Orbitex Group of Funds without the approval of shareholders. The Fund may not:

1. Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

2. Invest in the securities of other investment companies except in compliance with the 1940 Act.

3. Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

4. Purchase or otherwise acquire any securities or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturates over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

5. Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33-1/3% of such Fund's total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

                                                           APPENDIX C

---------------------------------------------------ORBITEX-Registered Trademark-

ORBITEX STRATEGIC NATURAL RESOURCES FUND                                       1
--------------------------------------------------------------------------------
Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

                                           Shares   Market Value

-----------------------------------------------------------------
COMMON STOCKS--98.81%
ALUMINUM--4.25%
Alcoa, Inc.                                  1,500    $   93,375
Reynolds Metals Co.                          1,700       106,038
                                                    -------------
                                                         199,413
                                                    -------------
BUILDING CONSTRUCTION--1.01%
J. Ray McDermott SA (a)                      1,500        47,250
                                                    -------------
CHEMICALS--4.55%
Cytec Industries, Inc. (a)                   1,000        28,437
Du Pont (E.I.) de Nemours and Co.            1,000        70,625
Imperial Chemical Industries PLC, ADR        1,000        43,062
Potash Corp of Saskatchewan, Inc.              750        45,375
Union Carbide Corp.                            500        25,938
                                                    -------------
                                                         213,437
                                                    -------------
ELECTRIC UTILITIES--1.49%
Duke Energy Corp.                            1,250        70,000
                                                    -------------
ELECTRONICS--1.83%
Corning, Inc.                                1,500        85,875
                                                    -------------
GAS & PIPELINE UTILITIES--4.29%
Consolidated Natural Gas Co.                 1,000        59,500
Williams Companies, Inc.                     3,000       141,750
                                                    -------------
                                                         201,250
                                                    -------------
GOLD--1.67%
Agnico-Eagle Mines, Ltd.                     5,000        30,625
Homestake Mining Co.                         5,000        47,813
                                                    -------------
                                                          78,438
                                                    -------------
INTERNATIONAL OIL--14.76%
Chevron Corp.                                1,200       119,700
Mobil Corp.                                    750        78,563
Ocean Energy, Inc. (a)                       4,000        37,250
Petro-Canada                                 1,500        20,625
Ranger Oil, Ltd. (a)                        10,000        51,875
Royal Dutch Petroleum Co., NY Shares         1,750       102,703
Texaco, Inc.                                 1,000        62,750
USX-Marathon Group                           5,000       156,250
YPF Sociedad Anonima, ADR                    1,500        63,000
                                                    -------------
                                                         692,716
                                                    -------------
LIFE SCIENCES--1.93%
Monsanto Co.                                 2,000        90,500
                                                    -------------
MINING--5.66%
CONSOL Energy Inc. (a)                       1,000        16,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX STRATEGIC NATURAL RESOURCES FUND                                       2
--------------------------------------------------------------------------------
Schedule of Investments (continued)
April 30, 1999
--------------------------------------------------------------------------------

                                           Shares   Market Value

-----------------------------------------------------------------
MINING (Continued)
Cyprus Amax Minerals Co.                     3,000    $   46,125
Freeport-McMoRan Copper & Gold, Inc.,
  Class A                                    2,500        36,406
Newmont Mining Corp.                         2,000        48,125
Placer Dome, Inc.                            3,000        42,375
Rio Tinto Plc, ADR                             500        34,062
Stillwater Mining Co. (a)                    1,500        42,469
                                                    -------------
                                                         265,562
                                                    -------------
OIL--8.69%
Atlantic Richfield Co.                       1,000        83,937
Canadian 88 Energy Corp. (a)                17,500        73,212
Exxon Corp.                                  2,250       186,891
Halliburton Co.                              1,500        63,937
                                                    -------------
                                                         407,977
                                                    -------------
OIL & GAS DRILLING--5.12%
Ensco International, Inc.                    2,000        37,125
Marine Drilling Co., Inc. (a)                2,500        42,969
Nabors Industries, Inc. (a)                  2,000        41,125
Precision Drilling Corp. (a)                 2,000        34,500
R&B Falcon Corp. (a)                         4,000        40,000
Smith International, Inc. (a)                1,000        44,875
                                                    -------------
                                                         240,594
                                                    -------------
OIL & GAS EXPLORATION AND PRODUCTION--22.64%
Anadarko Petroleum Corp.                     2,500        94,844
Apache Corp.                                 1,000        30,687
Benz Energy, Ltd. (a)                       15,000         4,218
BP Amoco Plc, ADR                              500        56,594
Burlington Resources, Inc.                   2,000        92,125
Coastal Corp.                                1,500        57,375
Columbia Energy Group                        1,250        60,078
Enron Corp.                                  1,000        75,250
Enron Oil & Gas Company                      3,000        57,000
Global Industries, Inc. (a)                  4,000        49,250
Gulf Canada Resources, Ltd.                  5,000        20,000
Nuevo Energy Co. (a)                         4,000        63,500
Swift Energy Co. (a)                         4,000        46,000
Total SA, ADR                                  600        40,800
Union Pacific Resources Group, Inc.          4,500        63,000
Valero Energy Corp.                          2,000        44,625
Vastar Resources, Inc.                       3,000       164,625
Vintage Petroleum, Inc.                      4,000        43,000
                                                    -------------
                                                       1,062,971
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX STRATEGIC NATURAL RESOURCES FUND                                       3
--------------------------------------------------------------------------------
Schedule of Investments (continued)
April 30, 1999
--------------------------------------------------------------------------------

                                           Shares   Market Value

-----------------------------------------------------------------
OIL FIELD MACHINE & EQUIPMENT MANUFACTURING--1.23%
Cooper Cameron Corp. (a)                     1,500    $   57,938
                                                    -------------
OIL FIELD SERVICES--3.18%
BJ Services Co. (a)                          2,500        66,875
Newpark Resources, Inc. (a)                  2,000        18,375
Schlumberger Ltd.                            1,000        63,875
                                                    -------------
                                                         149,125
                                                    -------------
PAPER & RELATED PRODUCTS--8.86%
Boise Cascade Corp.                          2,500       100,625
Champion International Corp.                 2,000       109,375
Fort James Corp.                             2,500        95,000
Mead Corp.                                   1,000        41,812
Temple-Inland, Inc.                          1,000        69,000
                                                    -------------
                                                         415,812
                                                    -------------
PETROLEUM SERVICES--4.69%
Callon Petroleum Co. (a)                     3,000        32,813
McDermott International, Inc.                1,500        43,500
Phillips Petroleum Co.                       1,250        63,281
Varco International, Inc. (a)                4,000        45,250
Veritas DGC, Inc. (a)                        1,750        35,437
                                                    -------------
                                                         220,281
                                                    -------------
STEEL--2.96%
Bethlehem Steel Corp. (a)                    6,000        54,750
Steel Dynamics, Inc. (a)                     5,000        84,375
                                                    -------------
                                                         139,125
-----------------------------------------------------------------
TOTAL COMMON STOCKS--(cost $4,178,803)                 4,638,264
-----------------------------------------------------------------

                                          Principal
                                           Amount
                                          --------
SHORT TERM INVESTMENTS (cost $196,000)--4.18%
TIME DEPOSIT--4.18%
State Street Bank and Trust Co., 4.500%
  due 5/3/1999                            $196,000       196,000
-----------------------------------------------------------------
TOTAL INVESTMENTS (cost $4,374,803)--102.99%           4,834,264
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(2.99)%                   (140,256)
-----------------------------------------------------------------
NET ASSETS--100.00%                                   $4,694,008
-----------------------------------------------------------------

(a)  Denotes non-income producing security
ADR--American Depository Receipt

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                        4
--------------------------------------------------------------------------------
Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

                                            Shares    Market Value

-------------------------------------------------------------------
COMMON STOCKS--81.67%
BROADCASTING--4.37%
AT&T Corp.--Liberty Media Group, Class A
  (a)                                         20,000   $ 1,277,500
CBS Corp. (a)                                 23,000     1,047,938
                                                      -------------
                                                         2,325,438
                                                      -------------
BUSINESS SERVICES--0.84%
Nokia Corp., ADR (a)                           6,000       445,125
                                                      -------------
COMPUTERS & BUSINESS EQUIPMENT--5.63%
Computer Sciences Corp.                       16,000       953,000
Equant NV, NY Shares (a)                      13,000     1,160,250
Extreme Networks, Inc. (a)                    16,000       887,000
                                                      -------------
                                                         3,000,250
                                                      -------------
ELECTRONICS--13.71%
Applied Materials, Inc. (a)                   39,000     2,091,375
CIENA Corp. (a)                               90,000     2,115,000
JDS Fitel, Inc. (a)                           20,000     1,207,050
PMC-Sierra, Inc. (a)                           6,000       575,250
Uniphase Corp. (a)                             8,500     1,031,688
Vitesse Semiconductor Corp. (a)                6,000       277,875
                                                      -------------
                                                         7,298,238
                                                      -------------
FINANCIAL SERVICES--1.90%
MBNA Corp.                                    36,000     1,014,750
                                                      -------------
FOOD & BEVERAGES--1.62%
Seagram Company, Ltd.                         15,000       860,625
                                                      -------------
GAS & PIPELINE UTILITIES--2.66%
Williams Companies, Inc.                      30,000     1,417,500
                                                      -------------
NETWORKING PRODUCTS--9.00%
Cisco Systems, Inc. (a)                       13,000     1,482,812
FORE Systems, Inc. (a)                        82,500     2,784,375
Gemstar International Group Ltd (a)            5,000       526,875
                                                      -------------
                                                         4,794,062
                                                      -------------
SOFTWARE--3.82%
Evolving Systems, Inc. (a)                    74,500       353,875
ISS Group, Inc. (a)                            6,000       318,375
Marimba, Inc. (a)                                500        30,375
PeopleSoft, Inc. (a)                          70,000       958,125
Razorfish, Inc., Class A (a)                     375        16,313
Sybase, Inc. (a)                              40,000       310,000
USinternetworking, Inc. (a)                      875        44,734
                                                      -------------
                                                         2,031,797
                                                      -------------

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                        5
--------------------------------------------------------------------------------
Schedule of Investments (continued)
April 30, 1999
--------------------------------------------------------------------------------

                                            Shares    Market Value

-------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES--18.70%
AirTouch Communications, Inc. (a)              5,000   $   466,875
China Telecom Hong Kong, Ltd., ADR (a)        25,000     1,143,750
ICG Communications, Inc. (a)                  72,000     1,588,500
IXC Communications, Inc. (a)                  26,000     1,030,250
Metronet Communications Corp., Class B
  (a)                                          2,000       111,000
NTL, Inc. (a)                                 14,000     1,067,500
Omnipoint Corp. (a)                           86,200     1,530,050
QUALCOMM, Inc.                                10,000     2,000,000
Scientific-Atlanta, Inc.                      32,000     1,016,000
                                                      -------------
                                                         9,953,925
                                                      -------------
TELEPHONE--19.42%
ALLTEL Corp.                                   9,400       633,913
AT&T Corp., Series A                          21,307     1,076,003
Intermedia Communications, Inc. (a)           78,000     2,510,625
MCI WorldCom, Inc. (a)                        29,000     2,383,437
McLeodUSA, Inc. (a)                            7,000       392,438
Powertel, Inc. (a)                            30,600       665,550
SBC Communications, Inc.                      13,000       728,000
Telecomunicacoes Brasileiras, ADR             10,000           781
WinStar Communications, Inc. (a)              40,000     1,945,000
                                                      -------------
                                                        10,335,747
-------------------------------------------------------------------
TOTAL COMMON STOCKS--(cost $35,049,783)                 43,477,457
-------------------------------------------------------------------
PREFERRED STOCKS--(cost $917,274)--1.71%
TELEPHONE--1.71%
Telecomunicacoes Brasileiras, ADR             10,000       911,875
                                                      -------------

                                          Principal
                                            Amount
                                          ----------
SHORT TERM INVESTMENTS (cost $6,023,000)--11.31%
TIME DEPOSIT--11.31%
State Street Bank and Trust Co., 4.500%
  due 5/3/1999                            $6,023,000     6,023,000
-------------------------------------------------------------------
TOTAL INVESTMENTS (COST $41,990,057)--94.69%            50,412,332
OTHER ASSETS AND LIABILITIES--5.31%                      2,826,806
-------------------------------------------------------------------
NET ASSETS--100.00%                                    $53,239,138
-------------------------------------------------------------------

(a)  Denotes non-income producing security
ADR--American Depository Receipt

ORBITEX GROWTH FUND                                                            6
--------------------------------------------------------------------------------
Schedule of Investments
April 30, 1999
--------------------------------------------------------------------------------

                                            Shares     Market Value

--------------------------------------------------------------------
COMMON STOCKS--87.39%
BROADCASTING--2.30%
United States Satellite Broadcasting
  Company, Inc., Class A (a)                   1,900     $   33,963
                                                       -------------
COMPUTERS & BUSINESS EQUIPMENT--4.15%
Intel Corp.                                    1,000         61,187
                                                       -------------
COSMETICS & TOILETRIES--2.86%
Procter & Gamble Co.                             450         42,216
                                                       -------------
DIVERSIFIED MANUFACTURING--3.58%
General Electric Co.                             500         52,750
                                                       -------------
DRUGS & HEALTH CARE--3.90%
Pfizer, Inc.                                     500         57,531
                                                       -------------
FINANCIAL SERVICES--8.44%
Citigroup, Inc.                                1,000         75,250
Hambrecht & Quist Group (a)                    1,400         49,350
                                                       -------------
                                                            124,600
                                                       -------------
FOOD & BEVERAGES--2.97%
Anheuser-Busch Companies, Inc.                   600         43,875
                                                       -------------
INSURANCE--3.58%
American International Group, Inc.               450         52,847
                                                       -------------
INTERNATIONAL OIL--4.73%
Chevron Corp.                                    700         69,825
                                                       -------------
OIL FIELD SERVICE--3.26%
BJ Services Co. (a)                            1,800         48,150
                                                       -------------
RETAIL--12.47%
Home Depot, Inc.                               1,000         59,937
Lowe's Companies, Inc.                         1,200         63,300
Staples, Inc. (a)                              2,025         60,750
                                                       -------------
                                                            183,987
                                                       -------------
SOFTWARE--11.51%
America Online, Inc                              400         57,100
Electronic Arts, Inc. (a)                        900         45,731
Microsoft Corp. (a)                              700         56,919
pcOrder.com, Inc., Class A (a)                    50          3,091
Ziff-Davis, Inc. (a)                             200          7,050
                                                       -------------
                                                            169,891
                                                       -------------
TELECOMMUNICATIONS EQUIPMENT--4.07%
Lucent Technologies, Inc.                      1,000         60,125
                                                       -------------

ORBITEX GROWTH FUND                                                            7
--------------------------------------------------------------------------------
Schedule of Investments (continued)
April 30, 1999
--------------------------------------------------------------------------------

                                            Shares     Market Value

--------------------------------------------------------------------
TELEPHONE--19.57%
AT&T Corp.                                       300     $   15,150
MCI WorldCom, Inc. (a)                         1,700        139,719
Qwest Communications International, Inc.
  (a)                                            400         34,175
SBC Communications, Inc.                       1,050         58,800
Sprint Corp.                                     400         41,025
                                                       -------------
                                                            288,869
--------------------------------------------------------------------
TOTAL COMMON STOCKS--(Cost $1,245,486)                    1,289,816
--------------------------------------------------------------------

                                          Principal
                                            Amount
                                          ----------
SHORT TERM INVESTMENTS (COST $174,000)--11.79%
TIME DEPOSIT--11.79%
State Street Bank and Trust Co., 4.500%
  due 5/3/1999                             $ 174,000        174,000
--------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $1,419,486)--99.18%               1,463,816
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--0.82%                          12,047
--------------------------------------------------------------------
NET ASSETS--100.00%                                      $1,475,863
--------------------------------------------------------------------

(a)  Denotes non-income producing security.

ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
April 30, 1999
--------------------------------------------------------------------------------

                                     Strategic Natural        Info-Tech &
                                       Resources Fund     Communications Fund    Growth Fund
                                     ------------------   --------------------   ------------
ASSETS
Investments in securities, at value
  (Note 2).........................      $4,638,264            $44,389,332        $1,289,816
Short term investments (Note 2)....         196,000              6,023,000           174,000
---------------------------------------------------------------------------------------------
Total investments..................       4,834,264             50,412,332         1,463,816
---------------------------------------------------------------------------------------------
Cash...............................             330                    585               443
Foreign currency, at value.........              38                     --                --
Receivable for securities sold.....         344,363              3,099,481                --
Interest and dividends
  receivable.......................           1,343                 14,826               380
Receivable for fund shares sold....          16,419              1,384,139               195
Receivable due from advisor (Note
  3)...............................          39,336                 48,865            40,378
Deferred organizational expenses
  (Note 2).........................          13,121                 13,111            13,111
Other assets.......................           5,276                  2,165             2,163
---------------------------------------------------------------------------------------------
TOTAL ASSETS.......................       5,254,490             54,975,504         1,520,486
---------------------------------------------------------------------------------------------
LIABILITIES
Payable for securities purchased...         509,548              1,560,535                --
Payable for fund shares redeemed...              --                 30,445                --
Payable for professional fees......          24,863                 24,863            24,863
Payable for custodian fees.........           5,490                 49,837             2,572
Payable for distribution fees......           3,436                 37,443             1,374
Payable for Trustee fees (Note
  3)...............................           1,251                  1,251             1,251
Accrued expenses and other
  liabilities......................          15,894                 31,992            14,563
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES..................         560,482              1,736,366            44,623
---------------------------------------------------------------------------------------------
NET ASSETS.........................      $4,694,008            $53,239,138        $1,475,863
---------------------------------------------------------------------------------------------
NET ASSETS
Paid-in capital....................      $4,837,542            $40,005,073        $1,269,888
Undistributed net investment income
  (loss)...........................            (198)                    --                --
Accumulated net realized gain
  (loss) on investments............        (602,798)             4,811,790           161,645
Net unrealized appreciation
  (depreciation) on investments....         459,462              8,422,275            44,330
---------------------------------------------------------------------------------------------
NET ASSETS.........................      $4,694,008            $53,239,138        $1,475,863
---------------------------------------------------------------------------------------------
CLASS A SHARES:
Net assets.........................      $4,286,408            $34,334,869        $1,421,648
Net asset value per share (based on
  shares of beneficial interest
  outstanding, par value $.01 per
  share)...........................           14.92                  30.62             18.66
Maximum sales charge (Note 1)......            5.75%                  5.75%             5.75%
---------------------------------------------------------------------------------------------
Offering price per share...........      $    15.83            $     32.49        $    19.80
---------------------------------------------------------------------------------------------
Total shares outstanding at end of
  period...........................         287,199              1,121,237            76,173
---------------------------------------------------------------------------------------------
CLASS B SHARES:
Net assets.........................      $  407,600            $18,904,269        $   54,215
Net asset value and offering price
  per share (based on shares of
  beneficial interest outstanding,
  par value $.01 per share)........      $    14.98            $     30.48        $    18.61
---------------------------------------------------------------------------------------------
Total shares outstanding at end of
  period...........................          27,210                620,240             2,913
---------------------------------------------------------------------------------------------
INVESTMENTS, AT COST...............      $4,374,803            $41,990,057        $1,419,486
---------------------------------------------------------------------------------------------
FOREIGN CURRENCY, AT COST..........      $       37            $        --        $       --
---------------------------------------------------------------------------------------------

ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended April 30, 1999
--------------------------------------------------------------------------------

                                                            Info-Tech &
                                     Strategic Natural    Communications
                                       Resources Fund          Fund         Growth Fund
                                     ------------------   ---------------   ------------
INVESTMENT INCOME
Interest income....................       $  20,863         $   165,805       $   5,041
Dividend income....................          59,590              55,574           5,997
Foreign taxes withheld.............            (924)             (1,863)            (26)
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME............          79,529             219,516          11,012
----------------------------------------------------------------------------------------
EXPENSES
Administration fee (Note 3)........          62,858              62,711          62,711
Custodian fee (Note 3).............          62,781             153,056          51,268
Transfer agent fee.................          48,662              72,375          45,755
Professional fees..................          47,487              48,403          48,387
Investment advisor fee (Note 3)....          46,098             211,768           8,089
Registration fees..................          24,430              35,014          23,811
Distribution fees (Note 3):
  Class A Shares...................          14,495              53,772           4,257
  Class B Shares...................             641              34,918             143
Trustees' fee (Note 3).............           4,117               4,117           4,117
Amortization of organizational
  expenses (Note 2)................           3,770               3,770           3,770
Miscellaneous expense..............           7,528              16,970           4,921
----------------------------------------------------------------------------------------
Total expenses before waivers,
  reimbursements and custodial
  credits..........................         322,867             696,874         257,229
Expenses waived and reimbursed
  (Note 3).........................        (241,943)           (334,057)       (236,419)
Fees reduced by credits allowed by
  the custodian....................            (864)               (792)           (570)
----------------------------------------------------------------------------------------
NET EXPENSES.......................          80,060             362,025          20,240
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS................            (531)           (142,509)         (9,228)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments......................        (285,496)          5,050,603         170,778
  Written options..................         (33,980)             91,757             545
----------------------------------------------------------------------------------------
Total net realized gain (loss).....        (319,476)          5,142,360         171,323
----------------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation) on
  investment transactions and
  foreign currency.................          67,879           8,116,172         (14,256)
----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS)...........................        (251,597)         13,258,532         157,067
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................       $(252,128)        $13,116,023       $ 147,839
----------------------------------------------------------------------------------------

ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended April 30, 1999
--------------------------------------------------------------------------------

                                     Strategic Natural      Info-Tech &
                                         Resources        Communications
                                            Fund               Fund         Growth Fund
                                     ------------------   ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss................      $      (531)       $  (142,509)     $   (9,228)
Net realized gain (loss) on
  investment and foreign currency
  related transactions.............         (319,476)         5,142,360         171,323
Net change in unrealized
  appreciation (depreciation) on
  investment transactions..........           67,879          8,116,172         (14,256)
----------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations.......................         (252,128)        13,116,023         147,839
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income:
  Class A..........................         (107,147)                --         (12,649)
  Class B..........................           (1,462)                --            (425)
Net realized gains.................             (160)          (157,965)        (43,262)
----------------------------------------------------------------------------------------
Total dividends and distributions
  to shareholders..................         (108,769)          (157,965)        (56,336)
----------------------------------------------------------------------------------------
Fund Share Transactions (Note 6)...         (642,929)        37,840,738         493,720
----------------------------------------------------------------------------------------
Total Increase (Decrease) in Net
  Assets...........................       (1,003,826)        50,798,796         585,223
----------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year..................        5,697,834          2,440,342         890,640
----------------------------------------------------------------------------------------
End of year........................      $ 4,694,008        $53,239,138      $1,475,863
----------------------------------------------------------------------------------------
Undistributed net investment income
  (loss) at end of year............      $      (198)       $        --      $       --
----------------------------------------------------------------------------------------

ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Period Ended April 30, 1998*
--------------------------------------------------------------------------------

                                                            Info-Tech &
                                     Strategic Natural    Communications
                                       Resources Fund          Fund         Growth Fund
                                     ------------------   ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss).......      $  127,318          $   (5,210)      $ 14,172
Net realized gain (loss) on
  investment and foreign currency
  related transactions.............        (291,457)            (30,284)        41,526
Net change in unrealized
  appreciation (depreciation) on
  investment transactions..........         391,583             306,103         58,586
----------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations........         227,444             270,609        114,284
----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..............          (7,147)                 --             --
Distributions in excess of net
  realized gains...................          (6,916)                 --             --
----------------------------------------------------------------------------------------
Total dividends and distributions
  to shareholders..................         (14,063)                 --             --
----------------------------------------------------------------------------------------
Fund Share Transactions (Note 6)...       5,464,453           2,149,733        756,356
----------------------------------------------------------------------------------------
Total Increase in Net Assets.......       5,677,834           2,420,342        870,640
----------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period................          20,000              20,000         20,000
----------------------------------------------------------------------------------------
End of period......................      $5,697,834          $2,440,342       $890,640
----------------------------------------------------------------------------------------
Undistributed net investment income
  at end of period.................      $  119,210          $       --       $ 13,074
----------------------------------------------------------------------------------------

  * The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund and October 22, 1997 for Info-Tech & Communications Fund and Growth Fund.

ORBITEX STRATEGIC NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                       Class A Shares        Class A Shares          Class B Shares
                                     -------------------   -------------------   ----------------------
                                        For the Year         For the Period          For the Period
                                            Ended                 Ended                  Ended
                                     April 30, 1999 (b)    April 30, 1998 (a)    April 30, 1999 (a)(b)
                                     -------------------   -------------------   ----------------------
Net asset value, beginning of
  period...........................        $ 16.54               $ 15.00                 $ 12.22
                                           -------               -------                 -------
Income (Loss) from investment
  operations:
  Net investment gain (loss).......           0.00                  0.38(e)                (0.05)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency related
    transactions...................          (1.25)                 1.22                    3.21(g)
                                           -------               -------                 -------
    Total income (loss) from
      investment operations........          (1.25)                 1.60                    3.16
                                           -------               -------                 -------
Less distributions from net
  investment income................          (0.37)                (0.03)                  (0.40)
Less distributions from net
  realized gains...................           0.00(f)              (0.03)                   0.00(f)
                                           -------               -------                 -------
  Total distributions from net
    investment income and net
    realized gains.................          (0.37)                (0.06)                  (0.40)
                                           -------               -------                 -------
Net asset value, end of period.....        $ 14.92               $ 16.54                 $ 14.98
                                           -------               -------                 -------
                                           -------               -------                 -------

Total Return(c)....................          (6.86)%               10.74%                  26.92%

Ratios and Supplemental Data:
  Net assets, end of period (in
    000's).........................        $ 4,286               $ 5,698                 $   408
  Ratio of expenses to average net
    assets(d)......................           2.19%                 2.45%                   2.40%
  Ratio of net expenses to average
    net assets (net of custodial
    credits)(d)....................           2.17%                 2.40%                   2.40%
  Ratio of total expenses to
    average net assets before
    waivers, reimbursements and
    custodial credits(d)...........           8.76%                 9.27%                   8.49%
  Ratio of net investment income
    (loss) to average net
    assets(d)......................           0.00%                 6.12% (e)              (0.66)%
  Portfolio turnover rate..........            921%                  519%                     21%

---------------

(a) The commencement of investment operations was October 23, 1997 and September 21, 1998 for Strategic Natural Resources Fund Class A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f)  Amount represents less than $0.01 per share.
(g) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

--------------------------------------------------------------------------------

ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                     Class A Shares      Class A Shares        Class B Shares
                                     ---------------   -------------------   -------------------
                                      For the Year       For the Period        For the Period
                                          Ended               Ended                 Ended
                                     April 30, 1999    April 30, 1998 (a)    April 30, 1999 (a)
                                     ---------------   -------------------   -------------------
Net asset value, beginning of
  period...........................      $  19.62            $ 15.00               $  18.23
                                     ---------------         -------               --------
Income (Loss) from investment
  operations:
  Net investment loss..............         (0.08)              0.00                  (0.08)
  Net realized and unrealized gain
    on investments and foreign
    currency related
    transactions...................         11.26               4.62                  12.51
                                     ---------------         -------               --------
  Total income from investment
    operations.....................         11.18               4.62                  12.43
                                     ---------------         -------               --------
Less distributions from net
  investment income................            --                 --                     --
Less distributions from net
  realized gains...................         (0.18)                --                  (0.18)
                                     ---------------         -------               --------
  Total distributions from net
    investment income and net
    realized gains.................         (0.18)                --                  (0.18)
                                     ---------------         -------               --------
Net asset value, end of period.....      $  30.62            $ 19.62               $  30.48
                                     ---------------         -------               --------
                                     ---------------         -------               --------

Total Return(b)....................         57.43%             30.80%                 68.67%

Ratios and Supplemental Data:
  Net assets, end of period (in
    000's).........................      $ 34,335            $ 2,440               $ 18,904
  Ratio of expenses to average net
    assets(c)......................          2.07%              2.88%                  2.41%
  Ratio of net expenses to average
    net assets (net of custodial
    credits)(c)....................          2.07%              2.40%                  2.40%
  Ratio of total expenses to
    average net assets before
    waivers, reimbursements and
    custodial credits(c)...........          4.04%             39.06%                  4.41%
  Ratio of net investment loss to
    average net assets(c)..........         (0.70)%            (1.27)%                (1.40)%
  Portfolio turnover rate..........           360%                76%                   360%

---------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Info-Tech & Communications Fund Class A Shares and Class B Shares, respectively.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)  Annualized for periods less than one year.

--------------------------------------------------------------------------------

ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated

                                       Class A Shares        Class A Shares         Class B Shares
                                     -------------------   -------------------   ---------------------
                                        For the Year         For the Period         For the Period
                                            Ended                 Ended                  Ended
                                     April 30, 1999 (b)    April 30, 1998 (a)    April 30, 1999(a)(b)
                                     -------------------   -------------------   ---------------------
Net asset value, beginning of
  period...........................        $ 17.93               $ 15.00                $ 16.46
                                           -------               -------                -------
Income (Loss) from investment
  operations:
  Net investment income (loss).....          (0.15)                 0.26(e)               (0.12)
  Net realized and unrealized gain
    on investments and foreign
    currency related
    transactions...................           1.70                  2.67                   3.11
                                           -------               -------                -------
  Total income from investment
    operations.....................           1.55                  2.93                   2.99
                                           -------               -------                -------
Less distributions from net
  investment income................          (0.19)                   --                  (0.21)
Less distributions from net
  realized gains...................          (0.63)                   --                  (0.63)
                                           -------               -------                -------
  Total distributions from net
    investment income and net
    realized gains.................          (0.82)                   --                  (0.84)
                                           -------               -------                -------
Net asset value, end of period.....        $ 18.66               $ 17.93                $ 18.61
                                           -------               -------                -------
                                           -------               -------                -------
Total Return(c)....................           9.07%                19.53%                 18.61%

Ratios and Supplemental Data:
  Net assets, end of period (in
    000's).........................        $ 1,422               $   891                $    54
  Ratio of expenses to average net
    assets(d)......................           1.93%                 2.11%                  2.03%
  Ratio of net expenses to average
    net assets (net of custodial
    credits)(d)....................           1.88%                 1.60%                  2.00%
  Ratio of total expenses to
    average net assets before
    waivers, reimbursements and
    custodial credits(d)...........          23.92%                50.13%                 18.75%
  Ratio of net investment income
    (loss) to average net
    assets(d)......................          (0.85)%                4.41% (e)             (1.05)%
  Portfolio turnover rate..........            957%                  448%                   957%

---------------

(a) The commencement of investment operations was October 22, 1997 and September 16, 1998 for Growth Fund Class A Shares and Class B Shares, respectively.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)  Annualized for periods less than one year.
(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.

--------------------------------------------------------------------------------

ORBITEX GROUP OF FUNDS                                                        15
--------------------------------------------------------------------------------
Notes to Financial Statements
April 30, 1999
------------------------------------------
------------------------------------------

1. ORGANIZATION

Orbitex Group of Funds (the "Trust") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company and is authorized to issue an unlimited number of shares. The Trust is comprised of three funds (collectively the "Funds" and each individually a "Fund") as follows: Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund. Each Fund operates as a diversified investment company. The Funds offer both Class A and Class B Shares. Class A Shares are offered at net asset value plus a maximum sales load of 5.75%. Class B Shares are offered subject to a contingent deferred sales charge and will automatically convert to Class A Shares after seven years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION AND TRANSACTIONS

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser or Sub-Adviser deems it appropriate, prices obtained from an independent pricing service will be used. Short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by Orbitex Management, Inc. (the "Adviser") to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trustees.

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FOREIGN CURRENCY TRANSLATIONS

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued and income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

ORBITEX GROUP OF FUNDS                                                        16
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premiums are amortized on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

EXPENSES

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

DISTRIBUTIONS TO SHAREHOLDERS

Income will normally be declared and distributed annually for each of the Funds. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund.

DEFERRED ORGANIZATIONAL COSTS

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Adviser has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

ORBITEX GROUP OF FUNDS                                                        17
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

OPTIONS

Each Fund may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of the option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the closing bid price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

The Strategic Natural Resources Fund and Info-Tech & Communications Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

ADVISORY FEES

Each Fund has entered into an Investment Advisory Agreement with the Adviser. As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, the Funds will pay the Adviser a

ORBITEX GROUP OF FUNDS                                                        18
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------
fee accrued daily and paid monthly, at the annualized rate of 1.25% for the Strategic Natural Resources Fund, 1.25% for the Info-Tech & Communications Fund and 0.75% for the Growth Fund. The Advisory Agreement also provides that the Adviser may retain Sub-Advisers at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Funds of the Trust.

Through September 21, 1998 for the Strategic Natural Resources Fund and September 16, 1998 for the Info-Tech & Communications and Growth Funds, the Adviser had agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, and 1.60%, for Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits. Effective September 21, 1998 for the Strategic Natural Resources Fund and September 16, 1998 for the Info-Tech & Communications and Growth Funds, the Adviser changed the expense limit on Class A Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund, to 2.00% annually of the Funds' relative average daily net assets.

The Adviser has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.40%, 2.40%, and 2.00%, for Class B Shares of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund, respectively, subject to possible reimbursement by the Funds if such reimbursement can be achieved within the foregoing expense limits.

The waivers for the Adviser's fee for the year ended April 30, 1999 amounted to $46,098, $211,768, and $8,089 for Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively. The reimbursements for the year ended April 30, 1999 amounted to $162,323, $15,471 and $205,802 for
Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively.

ADMINISTRATION FEES

State Street Bank and Trust Company ("State Street") serves as the Administrator of the Trust. For providing administrative services to the Funds, State Street will receive from each Fund, a monthly fee at an annual rate of 0.10% of the first $100 million of the Funds average daily net assets, plus 0.08% of the next $100 million of the Funds average daily net assets, plus 0.06% of the Funds average daily net assets in excess of $200 million, subject to certain minimum requirements. State Street agreed to waive certain fees for the year ended April 30, 1999, which amounted to $18,386, $18,128, and $18,128 for Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively.

CUSTODIAN FEES

State Street also serves as the Trust's custodian, including holding all portfolio securities and cash assets of the Trust and providing accounting services which includes daily valuation of the shares of each Fund. For its services State Street receives an annual custody and accounting fee which is paid monthly.

The Funds have entered into arrangements with its' custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the year ended April 30, 1999, fees reduced by credits allowed by the custodian amounted to $864, $792 and $570 for Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively.

ORBITEX GROUP OF FUNDS                                                        19
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor") serves as the distributor of the shares of each Fund pursuant to a Distribution Plan and Agreement, pursuant to Rule 12b-1 under the 1940 Act, between the Distributor and the Trust. The Rule 12b-1 Plan and Agreement for Class A Shares provides for payment of a fee to the Distributor at an annualized rate of 0.40% of the average daily net assets of the Class A Shares of each Fund. The Rule 12b-1 Plan and Agreement for Class B Shares provides for payment of a fee to the Distributor at an annualized rate of 1.00% of the average daily net assets of the Class B Shares of each Fund. During the fiscal year ended April 30, 1999 distribution fees were waived which amounted to $15,136, $88,690, and $4,400 for Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively.

For the year ended April 30, 1999, the Funds have been informed that the Distributor received sales charges in the amount of $976, $3,771 and $229 from Strategic Natural Resources Fund, Info-Tech & Communications Fund and Growth Fund, respectively.
TRUSTEES FEES

The Funds pay no compensation to their Trustees who are employees of the Adviser or Sub-Advisers. Trustees who are not Adviser or Sub-Adviser employees receive an annual fee of $5,000.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 1999, were as follows:

                                                 GROSS           GROSS
                                IDENTIFIED    UNREALIZED      UNREALIZED     NET UNREALIZED
                                   COST      APPRECIATION    DEPRECIATION     APPRECIATION
                                -----------  -------------   -------------   ---------------
Strategic Natural Resources
  Fund........................  $ 4,425,602    $  433,962     $   (25,300)     $   408,662
Info-Tech & Communications
  Fund........................   42,068,721     9,462,445      (1,118,834)       8,343,611
Growth Fund...................    1,425,609        61,581         (23,374)          38,207

5. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the year ended April 30, 1999, were as follows:

                                           PURCHASES      SALES
                                          -----------  -----------
Strategic Natural Resources Fund........  $31,075,570  $31,416,769
Info-Tech & Communications Fund.........   81,671,486   52,201,320
Growth Fund.............................    9,215,524    8,987,678

During the year ended April 30, 1999, the following options were written:

                                           NUMBER OF
                                           CONTRACTS     PREMIUM
                                          -----------  -----------
STRATEGIC NATURAL RESOURCES FUND:
  Balance as of April 30, 1998..........           --  $        --
  Written...............................          266       33,981
  Closed and Expired....................          266      (33,981)
                                          -----------  -----------
  Balance as of April 30, 1999..........           --  $        --
                                          -----------  -----------
                                          -----------  -----------

ORBITEX GROUP OF FUNDS                                                        20
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

                                           NUMBER OF
                                           CONTRACTS     PREMIUM
                                          -----------  -----------
INFO-TECH & COMMUNICATIONS FUND:
  Balance as of April 30, 1998..........           --  $        --
  Written...............................           80       91,757
  Closed and Expired....................           80      (91,757)
                                          -----------  -----------
  Balance as of April 30, 1999..........           --  $        --
                                          -----------  -----------
                                          -----------  -----------

                                           NUMBER OF
                                           CONTRACTS     PREMIUM
                                          -----------  -----------
GROWTH FUND:
  Balance as of April 30, 1998..........           --  $        --
  Written...............................           14          545
  Closed and Expired....................           14         (545)
                                          -----------  -----------
  Balance as of April 30, 1999..........           --  $        --
                                          -----------  -----------
                                          -----------  -----------

6. SHAREHOLDER'S TRANSACTIONS
Following is a summary of shareholder transactions for each Fund:

                                     YEAR ENDED            PERIOD ENDED
                                   APRIL 30, 1999         APRIL 30, 1998*
                                ---------------------  ---------------------
                                 SHARES     DOLLARS     SHARES     DOLLARS
                                --------  -----------  --------  -----------
STRATEGIC NATURAL RESOURCES
  CLASS A SHARES:
    Shares sold...............   131,711  $ 1,760,548   709,678  $10,833,321
    Shares issued to
      shareholders in
      reinvestment............     6,077       69,465       713       12,051
    Shares redeemed...........  (195,053)  (2,799,209) (367,260)  (5,380,919)
                                --------  -----------  --------  -----------
    Net increase (decrease)...   (57,265) $  (969,196)  343,131  $ 5,464,453
                                --------  -----------  --------  -----------
                                --------  -----------  --------  -----------

                                            PERIOD ENDED
                                           APRIL 30, 1999
                                                 **
                                          ----------------
                                          SHARES  DOLLARS
                                          ------  --------
CLASS B SHARES:
  Shares sold...........................  28,871  $345,007
  Shares issued to shareholders in
    reinvestment........................     129     1,461
  Shares redeemed.......................  (1,790)  (20,201)
                                          ------  --------
  Net increase..........................  27,210  $326,267
                                          ------  --------
                                          ------  --------

ORBITEX GROUP OF FUNDS                                                        21
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

                                      YEAR ENDED             PERIOD ENDED
                                    APRIL 30, 1999         APRIL 30, 1998*
                                -----------------------  --------------------
                                  SHARES      DOLLARS     SHARES    DOLLARS
                                ----------  -----------  --------  ----------
INFO-TECH AND COMMUNICATIONS
  CLASS A SHARES:
Shares sold...................   1,256,122  $27,412,569   124,204  $2,171,752
Shares issued to shareholders
  in reinvestment.............       5,899      123,229        --          --
Shares redeemed...............    (265,173)  (5,107,233)   (1,148)    (22,019)
                                ----------  -----------  --------  ----------
  Net increase................     996,848  $22,428,565   123,056  $2,149,733
                                ----------  -----------  --------  ----------
                                ----------  -----------  --------  ----------

                                                PERIOD ENDED
                                             APRIL 30, 1999 **
                                          ------------------------
                                            SHARES       DOLLARS
                                          -----------  -----------
CLASS B SHARES:
Shares sold.............................      627,210  $15,591,987
Shares issued to shareholders in
  reinvestment..........................        1,194       24,861
Shares redeemed.........................       (8,164)    (204,675)
                                          -----------  -----------
  Net increase..........................      620,240  $15,412,173
                                          -----------  -----------
                                          -----------  -----------

                                    YEAR ENDED        PERIOD ENDED
                                  APRIL 30, 1999    APRIL 30, 1998*
                                ------------------  ----------------
                                SHARES    DOLLARS   SHARES  DOLLARS
                                -------  ---------  ------  --------
GROWTH
  CLASS A SHARES:
    Shares sold...............   50,700  $ 868,063  48,341  $756,356
    Shares issued to
      shareholders in
      reinvestment............    2,764     47,377      --        --
    Shares redeemed...........  (26,965)  (473,892)     --        --
                                -------  ---------  ------  --------
      Net increase............   26,499  $ 441,548  48,341  $756,356
                                -------  ---------  ------  --------
                                -------  ---------  ------  --------

                                           PERIOD ENDED
                                          APRIL 30, 1999
                                                **
                                          ---------------
                                          SHARES  DOLLARS
                                          ------  -------
CLASS B SHARES:
  Shares sold...........................  3,387   $61,207
  Shares issued to shareholders in
    reinvestment........................     46       781
  Shares redeemed.......................   (520 )  (9,816)
                                          ------  -------
    Net increase........................  2,913   $52,172
                                          ------  -------
                                          ------  -------

*The commencement of investment operations was October 23, 1997 for Strategic Natural Resources Fund Class A Shares, October 22, 1997 for Info-Tech & Communications Fund Class A Shares and October 22, 1997 for Growth Fund Class A Shares.

**The commencement of investment operations was September 21, 1998 for Strategic Natural Resources Fund Class B Shares, September 16, 1998 for Info-Tech & Communications Fund Class B Shares and September 16, 1998 for Growth Fund Class B Shares.

ORBITEX GROUP OF FUNDS                                                        22
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
April 30, 1999
------------------------------------------
------------------------------------------

7. BENEFICIAL INTEREST

The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                                       5% OR GREATER SHAREHOLDERS
                                ----------------------------------------
                                     NUMBER OF
                                    SHAREHOLDERS        % OF FUND HELD
                                --------------------   -----------------
                                  CLASS A    CLASS B   CLASS A   CLASS B
                                -----------  -------   -------   -------
Strategic Natural Resources
  Fund........................          2       7         33%       59%
Info-Tech & Communications
  Fund........................          1       1         10%        5%
Growth Fund...................          5       5         76%       99%

There were no affiliated shareholders as of April 30, 1999.

8. CAPITAL LOSS CARRYFORWARD

At April 30, 1999, the Strategic Natural Resources Fund had available for federal income tax purposes unused capital losses of $544,733, expiring in the Year 2007.

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 1999, the following Funds have elected to defer losses occurring between
November 1, 1998 and April 30, 1999 under these rules, as follows:

                                           CAPITAL    CURRENCY
                                           LOSSES      LOSSES
NAME OF FUND                              DEFERRED    DEFERRED
----------------------------------------  ---------   ---------
Strategic Natural Resources Fund........    $7,266       $198

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 2000.

9. SUBSEQUENT EVENT

The Adviser has entered into an agreement to merge the assets of the ASM Index 30 Fund, Inc. (the "ASM Fund") with and into a newly created series of the Trust, the Orbitex Focus 30 Fund. A proxy statement regarding this transaction has been filed with the Securities and Exchange Commission. The transaction is pending the approval of the ASM Fund shareholders.

The ASM Fund has been named in a pending litigation relating to alleged misappropriation of funds by the former advisor. If the merger transaction is approved, the Orbitex Focus 30 Fund may succeed to the obligations, if any, of the ASM Fund with respect to the pending litigation, including obligations of the ASM Fund to indemnify its officers and directors. At the present time, the liability of the Orbitex Focus 30 Fund, if any, is not readily determinable. Neither the current Orbitex Funds nor Orbitex Management have been named in the suit.

ORBITEX GROUP OF FUNDS                                                        23
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Orbitex Group of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Natural Resources Fund, Info-Tech & Communications Fund, and Growth Fund (each a "Fund"), each a series of the Orbitex Group of Funds (the "Trust") at April 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 1999

ORBITEX GROUP OF FUNDS                                                        24
--------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS

ORBITEX GROUP OF FUNDS

A special meeting of the shareholders of the Trust was held on December 2, 1998 at the offices of the Trust, 410 Park Avenue, New York, New York. The matters voted upon by the shareholders and the resulting votes are presented below:

PROPOSAL 1--TO ELECT A BOARD OF TRUSTEES:

                                # OF SHARES VOTED    % OF SHARES VOTED
                                ------------------  -------------------
Ronald S. Altbach
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
Thomas T. Bachmann
  Affirmative                        643,748.2260           99.500%
  Withheld                             3,372.4003            0.500
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
Otto J. Felber
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
Stephen H. Hamrick
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
John D. Morgan
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  TOTAL                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
James L. Nelson
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------
Richard E. Stierwalt
  Affirmative                        644,487.6263           99.600%
  Withheld                             2,633.0000            0.400
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------

PROPOSAL 2--TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
  ACCOUNTANTS OF THE TRUST:

                                # OF SHARES VOTED    % OF SHARES VOTED
                                ------------------  -------------------
  Affirmative                        640,354.6263           98.955%
  Withheld                             1,624.0000            0.250
  Abstain                              5,142.0000            0.795
                                ------------------        --------
  Total                              647,120.6263          100.000%
                                ------------------        --------
                                ------------------        --------

                                      PROXY
                     AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                                 410 Park Avenue
                            New York, New York 10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Keith Kemp and M. Fyzul Khan, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the card below, all stock of the above Company held of record by the undersigned on July 8, 1999 at the Special Meeting of Stockholders to be held on September 10, 1999 and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Prospectus/Proxy Statement dated August 19, 1999.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE REORGANIZATION.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by an authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE BY TELEPHONE
1) Read the Prospectus/Proxy Statement and have the Proxy Card below at hand.
2)      Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Prospectus/Proxy Statement and have the Proxy Card below at hand.
2)      Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.


TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:       KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------
                                                            DETACH AND RETURN THIS PORTION ONLY


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AMERICAN DIVERSIFIED GLOBAL VALUE FUND
For address changes and/or comments, please check
this box and write them on the back of the proxy card.          / /
                                                                               FOR      AGAINST     ABSTAIN
To approve the Reorganization.                                                 / /        / /         / /


---------------------------------------------               --------------------------------------

---------------------------------------------               --------------------------------------
 Signature (PLEASE SIGN WITHIN BOX)    Date                   Signature (Joint Owners)     Date

                            ------------------------

                                     PART B

                            ------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 19, 1999

                             ORBITEX GROUP OF FUNDS
                                 410 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                  (888) ORBITEX

                            ------------------------

                     AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                                 410 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 (800) 348-5032

                            ------------------------


         This Statement of Additional Information relating specifically to the Reorganization consists of this cover page, the pro forma financial statements attached as EXHIBIT A and the following described documents, each of which is incorporated herein by reference:

1. The Statement of Additional Information of the Orbitex Group of Funds, as filed with the Securities and Exchange Commission on July 12, 1999 (File No. 333-20635) as part of the Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information may obtained without charge by writing to or calling the Orbitex Group of Funds at the address or telephone number listed above.


2. The Statement of Additional Information of ADGVF, as filed with the Securities and Exchange Commission on July 31, 1998 (File No. 2-76762) as part of the Post-Effective Amendment to its Registration Statement on Form N-1A. Such Statement of Additional Information can be obtained without charge by writing to American Diversified Global Value Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809, or by calling 1-800-348-5032.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement, dated August 19, 1999, which has been filed by the Orbitex Group of Funds ("Orbitex") in connection with a Special Meeting of Stockholders of the American Diversified Global Value Fund ("ADGVF"), that has been called to vote on an Agreement and Plan of Reorganization, dated July 8, 1999, by and between Orbitex and American Diversified Funds, Inc., and the transactions contemplated thereby. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to Orbitex at the address listed above or by calling the toll free number listed above.

                                    EXHIBIT A

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   Pro Forma Combining Statement of Net Assets
                                   (Unaudited)

   American
 Diversified              Orbitex
Global Value            Growth Fund
    Fund                                  Total         Description
-------------        ---------------  ---------------   -----------------------------------------

  SHARES / PAR        SHARES / PAR     SHARES / PAR
------------------   ---------------  ---------------
                                                        COMMON STOCKS -                              13.75%


                                                        BROADCASTING -                                0.36%
        -                     1,900            1,900      United States Satellite Broadcasting
                                                        Company, Inc., Class A (a)


                                                        COMPUTERS & BUSINESS EQUIPMENT -              0.65%
        -                     1,000            1,000      Intel Corp.


                                                        COSMETICS & TOILETRIES -                      0.45%
        -                       450              450      Proctor & Gamble Co.


                                                        DIVERSIFIED MANUFACTURING -                   0.56%
        -                       500              500      General Electric Co.


                                                        DRUGS & HEALTH CARE -                         0.61%
        -                       500              500      Pfizer, Inc.


                                                        FINANCIAL SERVICES -                          1.33%
        -                     1,000            1,000      Citigroup, Inc.
        -                     1,400            1,400      Hambrecht & Quist Group (a)


                                                        FOOD & BEVERAGES -                            0.47%
        -                       600              600      Anheuser-Busch Companies,
                                                             Inc.


                                                            American
                                                           Diversified        Orbitex Growth
                                                           Global Value            Fund
Description                                                   Fund                                     Total
-----------------------------------------               ----------------    ----------------    -----------------

                                                          MARKET VALUE        MARKET VALUE        MARKET VALUE
                                                        ----------------    ----------------    -----------------
COMMON STOCKS -                              13.75%


BROADCASTING -                                0.36%
  United States Satellite Broadcasting                        -                    33,963               33,963
Company, Inc., Class A (a)


COMPUTERS & BUSINESS EQUIPMENT -              0.65%
  Intel Corp.                                                 -                    61,187               61,187


COSMETICS & TOILETRIES -                      0.45%
  Proctor & Gamble Co.                                        -                    42,216               42,216


DIVERSIFIED MANUFACTURING -                   0.56%
  General Electric Co.                                        -                    52,750               52,750


DRUGS & HEALTH CARE -                         0.61%
  Pfizer, Inc.                                                -                    57,531               57,531


FINANCIAL SERVICES -                          1.33%
  Citigroup, Inc.                                             -                    75,250               75,250
  Hambrecht & Quist Group (a)                                 -                    49,350               49,350
                                                              -                   124,600              124,600


FOOD & BEVERAGES -                            0.47%
  Anheuser-Busch Companies,                                   -                    43,875               43,875
  Inc.

                   Pro Forma Combining Statement of Net Assets
                                   (Unaudited)
                                   (continued)

  American
Diversified               Orbitex
Global Value            Growth Fund
    Fund                                  Total         Description
-------------        ---------------  ---------------   -----------------------------------------

  SHARES / PAR        SHARES / PAR     SHARES / PAR
------------------   ---------------  ---------------
                                                        INSURANCE -                                   0.56%
        -                       450               450      American International Group,
                                                              Inc.


                                                        INTERNATIONAL OIL -                           0.74%
        -                       700               700      Chevron Corp.


                                                        OIL FIELD SERVICE -                           0.51%
        -                     1,800             1,800      BJ Services Co. (a)


                                                        RETAIL -                                      1.96%
        -                     1,000             1,000      Home Depot, Inc.
        -                     1,200             1,200      Lowe's Companies, Inc.
        -                     2,025             2,025      Staples, Inc. (a)


                                                        SOFTWARE -                                    1.81%
        -                       400               400      American Online
        -                       900               900      Electronic Arts, Inc. (a)
        -                       700               700      Microsoft Corp. (a)
        -                        50                50      pcOrder. Com, Inc., Class A (a)
        -                       200               200      Ziff-Davis, Inc. (a)


                                                            American
                                                           Diversified        Orbitex Growth
                                                           Global Value            Fund
Description                                                   Fund                                     Total
-----------------------------------------               ----------------    ----------------    -----------------

                                                          MARKET VALUE        MARKET VALUE        MARKET VALUE
                                                        ----------------    ----------------    -----------------
INSURANCE -                                   0.56%
   American International Group,                              -                    52,847               52,847
      Inc.


INTERNATIONAL OIL -                           0.74%
   Chevron Corp.                                              -                    69,825               69,825


OIL FIELD SERVICE -                           0.51%
   BJ Services Co. (a)                                        -                    48,150               48,150


RETAIL -                                      1.96%
   Home Depot, Inc.                                           -                    59,937               59,937
   Lowe's Companies, Inc.                                     -                    63,300               63,300
   Staples, Inc. (a)                                          -                    60,750               60,750
                                                              -                   183,987              183,987


SOFTWARE -                                    1.81%
   American Online                                            -                    57,100               57,100
   Electronic Arts, Inc. (a)                                  -                    45,731               45,731
   Microsoft Corp. (a)                                        -                    56,919               56,919
   pcOrder. Com, Inc., Class A (a)                            -                     3,091                3,091
   Ziff-Davis, Inc. (a)                                       -                     7,050                7,050
                                                              -                   169,891              169,891

  American
Diversified               Orbitex
Global Value            Growth Fund
    Fund                                  Total         Description
-------------        ---------------  ---------------   -----------------------------------------

  SHARES / PAR        SHARES / PAR     SHARES / PAR
------------------   ---------------  ---------------
                                                        TELECOMMUNICATIONS EQUIPMENT -                0.64%
        -                     1,000             1,000      Lucent Technologies, Inc.


                                                        TELEPHONE -                                   3.08%
        -                       300               300      AT&T Corp.
        -                     1,700             1,700      MCI WorldCom, Inc. (a)
        -                       400               400      Qwest Communications
                                                              International, Inc. (a)
        -                     1,050             1,050      SBC Communications, Inc.
        -                       400               400      Sprint Corp.

                                                            American
                                                           Diversified        Orbitex Growth
                                                           Global Value            Fund
Description                                                   Fund                                     Total
-----------------------------------------               ----------------    ----------------    -----------------

                                                          MARKET VALUE        MARKET VALUE        MARKET VALUE
                                                        ----------------    ----------------    -----------------
TELECOMMUNICATIONS EQUIPMENT -                0.64%
   Lucent Technologies, Inc.                                  -                    60,125               60,125


TELEPHONE -                                   3.08%
   AT&T Corp.                                                 -                    15,150               15,150
   MCI WorldCom, Inc. (a)                                     -                   139,719              139,719
   Qwest Communications                                       -                    34,175               34,175
      International, Inc. (a)
   SBC Communications, Inc.                                   -                    58,800               58,800
   Sprint Corp.                                               -                    41,025               41,025
                                                                                  288,869              288,869

                                                            American
                                                           Diversified        Orbitex Growth
                                                           Global Value            Fund
Description                                                   Fund                                    Total
-----------------------------------------               ----------------    ----------------    -----------------

                                                          MARKET VALUE        MARKET VALUE         MARKET VALUE
                                                        ----------------    ----------------    -----------------
TOTAL COMMON STOCKS - (Cost $1,245,486)                                          1,289,816          1,289,816


    American
   Diversified        Orbitex Growth
   Global Value            Fund
      Fund                                    Total     Description
----------------    ----------------    --------------  -------------------------------

    PRINCIPAL          PRINCIPAL
     AMOUNT              AMOUNT
    ---------          ---------
                                                        SHORT TERM INVESTMENTS (COST                 86.84%
                                                        $8,145,160)
       -                174,000               174,000      State Street Bank and Trust
                                                               Co., 4.500% due 5/3/1999
      188,244            -                    188,244      Chase Institutional Money
                                                               Market
    7,800,000            -                  7,800,000   US Treasury Bill  4.15%,  5/20/99



                                                        TOTAL INVESTMENTS (COST $9,390,646) -       100.59%
                                                        OTHER ASSETS AND LIABILITIES -               -0.59%

                                                        NET ASSETS -                                   100%


                                                       American
                                                      Diversified          Orbitex Growth
                                                     Global Value              Fund
Description                                             Fund                                         Total
-----------------------------------------          ----------------        ----------------    -----------------

                                                     MARKET VALUE            MARKET VALUE         MARKET VALUE
                                                   ----------------        ----------------    -----------------
SHORT TERM INVESTMENTS (COST                 86.84%
$8,145,160)
   State Street Bank and Trust                                -                   174,000             174,000
       Co., 4.500% due 5/3/1999
   Chase Institutional Money                              188,244                     -               188,244
       Market
US Treasury Bill  4.15%,  5/20/99                       7,782,916                     -             7,782,916

                                                        7,971,160                 174,000           8,145,160

TOTAL INVESTMENTS (COST $9,390,646) -       100.59%     7,971,160               1,463,816           9,434,976

OTHER ASSETS AND LIABILITIES -               -0.59%       (67,046)                 12,047             (54,999)

NET ASSETS -                                   100%    $7,904,114             $ 1,475,863         $ 9,379,977

             Pro Forma Combining Statement of Assets & Liabilities
                              as of April 30, 1999
                                  (Unaudited)

                                       AMERICAN DIVERSIFIED       ORBITEX                             PRO FORMA         PRO FORMA
                                        GLOBAL VALUE FUND       GROWTH FUND         COMBINED         ADJUSTMENTS         COMBINED
                                      ---------------------   ----------------  -----------------  ---------------  ----------------
ASSETS
Investment in Securities, at value         $   7,782,915.86   $ 1,289,816.00     $  9,072,731.86                    $  9,072,731.86
   (See accompanying schedule)
Short term investments  (See
   accompanying schedule)                        188,243.74       174,000.00          362,243.74                         362,243.74
     Total investments                         7,971,159.60     1,463,816.00        9,434,975.60                       9,434,975.60
Cash                                              39,040.00           443.00           39,483.00                          39,483.00
Receivable for fund shares sold                           -           195.00              195.00                             195.00
Receivable due from advisor                       54,648.46        40,378.00           95,026.46                          95,026.46
Deferred organizational expenses                          -        13,111.00           13,111.00                          13,111.00
Interest and dividends receivable                  9,516.68           380.00            9,896.68                           9,896.68
Other receivables                                 17,711.00         2,163.00           19,874.00                          19,874.00
  TOTAL ASSETS                                 8,092,075.74     1,520,486.00        9,612,561.74                       9,612,561.74

LIABILITIES
Reserve for uncollectable assets           $      72,711.00                -     $     72,711.00                    $     72,711.00
Payable for fund shares redeemed                  39,992.42                -           39,992.42                          39,992.42
Distributions payable                                     -         1,374.00            1,374.00                           1,374.00
Payable for pricing                                  811.35                -              811.35                             811.35
Payable state and local taxes                         17.22                -               17.22                              17.22
Payable for postage                                  206.37                -              206.37                             206.37
Liquidation reserve                               27,140.35                -           27,140.35                          27,140.35
Payable for Trustee fees                                  -         1,251.00            1,251.00                           1,251.00
Other payables and accrued expenses               47,083.49        41,998.00           89,081.49                          89,081.49
  TOTAL LIABILITIES                              187,962.20        44,623.00          232,585.20                         232,585.20

NET ASSETS                                 $   7,904,113.54   $ 1,475,863.00       $9,379,976.54                      $9,379,976.54

Net Assets consist of:

                                       AMERICAN DIVERSIFIED       ORBITEX                             PRO FORMA         PRO FORMA
                                        GLOBAL VALUE FUND       GROWTH FUND         COMBINED         ADJUSTMENTS         COMBINED
                                      ---------------------   ----------------  -----------------  ---------------  ----------------
Paid in capital                        $  8,252,967.96        $  1,269,888.00    $  9,522,855.96                    $  9,522,855.96
Distributions in excess net
  investment income                         (26,671.84)                     -    $    (26,671.84)                        (26,671.84)
Accumulated undistributed net
  realized gain (loss) on investments      (322,182.58)            161,645.00        (160,537.58)                       (160,537.58)
Net Unrealized appreciation
  (depreciation) on investments                      -              44,330.00          44,330.00                          44,330.00
NET ASSETS                                7,904,113.54           1,475,863.00       9,379,976.54                       9,379,976.54


CLASS A SHARES
Net assets                             $  7,904,113.54        $  1,421,648.00    $  9,325,761.54                    $  9,325,761.54
Net assets value per share (based
  on shares of beneficial interest
  outstanding, par value $.01 per
  share)                                         15.95                  18.66                                                 18.66

Maximum sales charge                              0.00%                  5.75%                                                 5.75%

Offering price per share                         15.95                  19.80                                                 19.80
Total shares outstanding at
  end of period                             495,664.00              76,173.00         571,837.00    (72,078.07)(A)       499,758.93

CLASS B SHARES
Net assets                             $            -         $     54,215.00    $     54,215.00                    $     54,215.00

Net asset value and offering price
  per share (based on shares of
  beneficial interest outstanding,
  par value $.01 per share)                         -                   18.61              18.61                    $          18.61

Total shares outstanding at end                     -                2,913.00           2,913.00                    $       2,913.00
  of period

INVESTMENTS, AT COST                   $ 7,971,160.00         $  1,419,486.00    $  9,390,646.00                    $   9,390,646.00

             Pro Forma Combining Statement of Assets & Liabilities
                              as of April 30, 1999
                                  (Unaudited)

                                       AMERICAN DIVERSIFIED       ORBITEX                             PRO FORMA         PRO FORMA
                                        GLOBAL VALUE FUND       GROWTH FUND         COMBINED         ADJUSTMENTS         COMBINED
                                      ---------------------   ----------------  -----------------  ---------------  ----------------
INVESTMENT INCOME
Interest income                        $    102,369.55        $      5,041.00    $    107,410.55                    $    107,410.55
Dividend income                              89,799.81               5,997.00          95,796.81                          95,796.81
Short term discount earned                  103,822.85                      -         103,822.85                         103,822.85
Other income                                   (121.39)                     -            (121.39)                           (121.39)
Amortization of Bond Discount                   (20.08)                     -             (20.08)                            (20.08)
Foreign taxes withheld                               -                 (26.00)            (26.00)                            (26.00)
  Total investment income              $    295,850.74        $     11,012.00    $    306,862.74                    $    306,862.74

EXPENSES
Management fee                               81,742.29               8,089.00          89,831.29    (16,097.22) (B)       73,734.07
Professional fees                            29,306.93              48,387.00          77,693.93    (29,306.93) (C)       48,387.00
Administration fee                           29,921.59              62,711.00          92,632.59    (29,921.59) (B)       62,711.00
Transfer agent fees                          14,272.96              45,755.00          60,027.96     (5,472.96) (B)       54,555.00
Tax expenses                                                                -             843.42             -
                                                843.42                                                                      843.42
Pricing expenses                             15,164.91                      -          15,164.91    (15,164.91) (C)               -
Liquidation expense                          55,000.00                      -          55,000.00    (42,963.70) (C)       12,036.30
Trustees' compensation                       11,347.03               4,117.00          15,464.03    (11,347.03) (C)        4,117.00
Custodian fees and expenses                  17,733.07              51,268.00          69,001.07             -            69,001.07
Registration fees                            23,327.13              23,811.00          47,138.13    (20,995.42) (C)       26,142.71
Distribution fees:
  Class A Shares                             28,937.63               4,257.00          33,194.63      6,073.08  (B)       39,267.71
  Class B Shares                                     -                 143.00             143.00             -               143.00
Amortization of organizational                       -                                                       -
   expense                                                           3,770.00           3,770.00                           3,770.00
Miscellaneous                                19,865.22               4,921.00          24,786.22             -            24,786.22
  Total expenses before reductions          327,462.18             257,229.00         584,691.18   (165,196.68)          419,494.50
  Fees reduced by credits allowed
     by the custodian                                -                (570.00)           (570.00)                           (570.00)
  Expense reductions                        (99,192.80)           (236,419.00)       (335,611.80)   101,477.62  (D)     (234,134.18)

                                       AMERICAN DIVERSIFIED       ORBITEX                             PRO FORMA         PRO FORMA
                                        GLOBAL VALUE FUND       GROWTH FUND         COMBINED         ADJUSTMENTS         COMBINED
                                      ---------------------   ----------------  -----------------  ---------------  ----------------
 Total expenses                             228,269.38              20,240.00        248,509.38     (63,719.06) (D)      184,790.32
NET INVESTMENT INCOME                  $     67,581.36         $    (9,228.00)      $ 58,353.36    $(63,719.06)     $    122,072.42

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on
     investment securities                  326,206.56             170,778.00        496,984.56                          496,984.56
  Net realized gain (loss) on written
     options                                         -                 545.00            545.00                              545.00
    Total net realized gain (loss)          326,206.56             171,323.00        497,529.56                          497,529.56

  Change in net unrealized
     appreciation (depreciation) on
        investment securities               777,962.23             (14,256.00)       763,706.23                          763,706.23

NET GAIN (LOSS)                           1,104,168.79             157,067.00      1,261,235.79                        1,261,235.79


NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS     $  1,171,750.15        $    147,839.00    $ 1,319,589.15    $(63,719.06)     $  1,383,308.21

                     American Diversified Global Value Fund and
                               Orbitex Growth Fund
                Notes to Pro Forma Combining Financial Statements
                                   (Unaudited)

         The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of April 30, 1999 and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended April 30, 1999 are intended to present the financial condition and related results of operations of American Diversified Global Value Fund as if the reorganization with Orbitex Growth Fund, had been consummated at May 1, 1998. Had the pro forma adjustments not included the effect of the voluntary expense limitations, Pro Forma Combined Expense reductions would have been $63,719, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $58,353 and $1,319,589, respectively.


         The pro forma adjustments to these pro forma financial statements are comprised of:

                  (a) Reflects the conversion of American Diversified Global
                      Value Fund shares as of April 30, 1998.

                  (b) Reflects adjustments to the acquiring fund contractual fee obligation.

                  (c) Adjustment reflects expected savings when the two funds become one.

                  (d) Reflects adjustment to the level of the acquiring fund's voluntary expense reimbursement.



         The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of April 30, 1999 for Orbitex Growth Fund, and March 31, 1999 for American Diversified Global Value Fund, which are incorporated by reference in the Statement of Additional Information to the Proxy Statement and Prospectus.



CAPITALIZATION

                        Reinvest price:      $   18.66

                           (Unaudited)   (Unaudited)    Pro Forma
                           OGF-Class A      ADGVF        Combined
                           -----------   -----------   -----------
Aggregte Net Assets         1,421,648     7,904,113     9,325,761
Shares Outstanding             76,173       495,664       499,759